Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q15

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Regional Totals
North America	19
EMEA	20
Latin America	21
Asia	22

Citi Holdings
Income Statement and Balance Sheet Data	23
Consumer Key Indicators	24 - 25

Citigroup Supplemental Detail
Average Balances and Interest Rates	26
Deposits	27
Loans
Citicorp	28
Citi Holdings / Total Citigroup	29
Consumer Loan Delinquency Amounts and Ratios
90+ Days	30
30-89 Days	31
Allowance for Credit Losses
Total Citigroup	32
Consumer and Corporate	33 - 34
Components of Provision for Loan Losses
Citicorp	35
Citi Holdings / Total Citigroup	36
Non-Accrual Assets
Total Citigroup	37
Citicorp	38
Citi Holdings	39

Reconciliation of Non-GAAP Financial Measures	40

(1)               For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

CITIGROUP — FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, and as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Total Revenues, Net of Interest Expense	$19,425	$19,689	$17,899	$19,736	$19,470	(1)%	—	$39,631	$39,206	(1)%
Total Operating Expenses	15,521	12,955	14,426	10,884	10,928	—	(30)%	27,670	21,812	(21)%
Net Credit Losses (NCLs)	2,189	2,097	2,248	1,957	1,920	(2)%	(12)%	4,628	3,877	(16)%
Credit Reserve Build / (Release)	(610)	(522)	(367)	(202)	(405)	(100)%	34%	(1,256)	(607)	52%
Provision for Unfunded Lending Commitments	(31)	(30)	(74)	(37)	(48)	(30)%	(55)%	(58)	(85)	(47)%
Provision for Benefits and Claims	182	205	206	197	181	(8)%	(1)%	390	378	(3)%
Provisions for Credit Losses and for Benefits and Claims	1,730	1,750	2,013	1,915	1,648	(14)%	(5)%	3,704	3,563	(4)%
Income from Continuing Operations before Income Taxes	2,174	4,984	1,460	6,937	6,894	(1)%	NM	8,257	13,831	68%
Income Taxes (benefits)	1,921	2,068	1,077	2,120	2,036	(4)%	6%	4,052	4,156	3%
Income from Continuing Operations	$253	$2,916	$383	$4,817	$4,858	1%	NM	$4,205	$9,675	NM
Income (Loss) from Discontinued Operations, net of Taxes	(22)	(16)	(1)	(5)	6	NM	NM	15	1	NM
Net Income before Noncontrolling Interests	231	2,900	382	4,812	4,864	1%	NM	4,220	9,676	NM
Net Income Attributable to Noncontrolling Interests	50	59	38	42	18	(57)%	(64)%	95	60	(37)%
Citigroup’s Net Income	$181	$2,841	$344	$4,770	$4,846	2%	NM	$4,125	$9,616	NM

Diluted Earnings Per Share:
Income from Continuing Operations	$0.03	$0.88	$0.06	$1.51	$1.51	—	NM	$1.26	$3.02	NM
Citigroup’s Net Income	$0.03	$0.88	$0.06	$1.51	$1.51	—	NM	$1.26	$3.02	NM
Shares (in millions):
Average Basic	3,033.8	3,029.5	3,025.6	3,034.2	3,020.0	—	—	3,035.6	3,027.1	—
Average Diluted	3,038.3	3,034.8	3,031.5	3,039.3	3,025.0	—	—	3,040.8	3,032.1	—
Common Shares Outstanding, at period end	3,031.8	3,029.5	3,023.9	3,034.1	3,009.8	(1)%	(1)%

Preferred Dividends - Basic	$100	$128	$159	$128	$202	58%	NM	$224	$330	47%
Preferred Dividends - Diluted	$100	$128	$159	$128	$202	58%	NM	$224	$330	47%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$102	$2,684	$183	$4,585	$4,574	—	NM	$3,822	$9,159	NM
Citigroup’s Net Income	$80	$2,669	$182	$4,580	$4,580	—	NM	$3,837	$9,160	NM

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$102	$2,684	$183	$4,585	$4,574	—	NM	$3,823	$9,159	NM
Citigroup’s Net Income	$80	$2,669	$182	$4,580	$4,580	—	NM	$3,837	$9,160	NM

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	10.57%	10.64%	10.57%	11.06%	11.4%
Tier 1 Capital Ratio (1) (2)	11.35%	11.41%	11.45%	12.07%	12.5%
Total Capital Ratio (1) (2)	12.70%	12.76%	12.80%	13.38%	14.1%
Supplementary Leverage Ratio (2) (3)	5.82%	5.98%	5.94%	6.44%	6.7%
Return on Average Assets	0.04%	0.59%	0.07%	1.04%	1.06%			0.44%	1.05%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	80%	66%	81%	55%	56%			70%	56%
Return on Average Common Equity	0.2%	5.3%	0.4%	9.4%	9.1%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,909.4	$1,882.5	$1,842.2	$1,831.8	$1,827.1	—	(4)%
Total Average Assets	1,903.3	1,895.4	1,900.2	1,853.1	1,839.6	(1)%	(3)%	1,895.8	1,846.4	(3)%
Total Deposits(4)	965.7	942.7	899.3	899.6	908.0	1%	(6)%
Citigroup’s Stockholders’ Equity	211.0	211.9	210.2	214.6	219.4	2%	4%
Book Value Per Share	$66.64	$66.99	$66.05	$66.79	$68.27	2%	2%
Tangible Book Value Per Share(5)	$56.78	$57.41	$56.71	$57.66	$59.18	3%	4%

Direct Staff (in thousands)	244	243	241	239	237	(1)%	(3)%

(1)         Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 40 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)         June 30, 2015 ratios are preliminary.

(3)         Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.

(4)         Beginning December 31, 2014, approximately $20 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement in December 2014 to sell its Japan retail banking business, which is now reported in Citi Holdings.

(5)         Tangible book value per share is a non-GAAP financial measure.  See page 40 for a reconciliation of Tangible Common Equity to reported results.

Note:  Ratios and performance metrics are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)
Revenues
Interest revenue	$15,561	$15,512	$15,260	$14,600	$14,873	2%	(4)%	$30,911	$29,473	(5)%
Interest expense	3,615	3,325	3,159	3,028	3,051	1%	(16)%	7,206	6,079	(16)%
Net interest revenue	11,946	12,187	12,101	11,572	11,822	2%	(1)%	23,705	23,394	(1)%

Commissions and fees	3,441	3,280	3,127	3,170	3,194	1%	(7)%	6,625	6,364	(4)%
Principal transactions	1,843	1,549	418	1,971	2,173	10%	18%	4,731	4,144	(12)%
Administrative and other fiduciary fees	1,029	1,029	946	962	995	3%	(3)%	2,038	1,957	(4)%
Realized gains (losses) on investments	84	136	222	307	183	(40)%	NM	212	490	NM
Other-than-temporary impairment losses on investments and other assets	(37)	(91)	(95)	(72)	(43)	40%	(16)%	(238)	(115)	52%
Insurance premiums	538	530	497	497	482	(3)%	(10)%	1,083	979	(10)%
Other revenue	581	1,069	683	1,329	664	(50)%	14%	1,475	1,993	35%
Total non-interest revenues	7,479	7,502	5,798	8,164	7,648	(6)%	2%	15,926	15,812	(1)%
Total revenues, net of interest expense	19,425	19,689	17,899	19,736	19,470	(1)%	—	39,631	39,206	(1)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,189	2,097	2,248	1,957	1,920	(2)%	(12)%	4,628	3,877	(16)%
Credit reserve build / (release)	(610)	(522)	(367)	(202)	(405)	(100)%	34%	(1,256)	(607)	52%
Provision for loan losses	1,579	1,575	1,881	1,755	1,515	(14)%	(4)%	3,372	3,270	(3)%
Provison for Policyholder benefits and claims	182	205	206	197	181	(8)%	(1)%	390	378	(3)%
Provision for unfunded lending commitments	(31)	(30)	(74)	(37)	(48)	(30)%	(55)%	(58)	(85)	(47)%
Total provisions for credit losses and for benefits and claims	1,730	1,750	2,013	1,915	1,648	(14)%	(5)%	3,704	3,563	(4)%

Operating Expenses
Compensation and benefits	6,028	6,114	5,807	5,520	5,483	(1)%	(9)%	12,038	11,003	(9)%
Premises and Equipment	819	804	750	709	737	4%	(10)%	1,624	1,446	(11)%
Technology / communication expense	1,619	1,630	1,657	1,600	1,656	4%	2%	3,149	3,256	3%
Advertising and marketing expense	460	442	484	392	393	—	(15)%	918	785	(14)%
Other operating	6,595	3,965	5,728	2,663	2,659	—	(60)%	9,941	5,322	(46)%
Total operating expenses	15,521	12,955	14,426	10,884	10,928	—	(30)%	27,670	21,812	(21)%

Income from Continuing Operations before Income Taxes	2,174	4,984	1,460	6,937	6,894	(1)%	NM	8,257	13,831	68%
Provision (benefits) for income taxes	1,921	2,068	1,077	2,120	2,036	(4)%	6%	4,052	4,156	3%

Income from Continuing Operations	253	2,916	383	4,817	4,858	1%	NM	4,205	9,675	NM
Discontinued Operations
Income (Loss) from Discontinued Operations	(3)	(25)	(2)	(8)	9	NM	NM	37	1	(97)%
Gain (Loss) on Sale	—	—	—	—	—	—	—	—	—	—
Provision (benefits) for income taxes	19	(9)	(1)	(3)	3	NM	(84)%	22	—	(100)%
Income (Loss) from Discontinued Operations, net of taxes	(22)	(16)	(1)	(5)	6	NM	NM	15	1	NM

Net Income before Noncontrolling Interests	231	2,900	382	4,812	4,864	1%	NM	4,220	9,676	NM

Net Income attributable to noncontrolling interests	50	59	38	42	18	(57)%	(64)%	95	60	(37)%
Citigroup’s Net Income	$181	$2,841	$344	$4,770	$4,846	2%	NM	$4,125	$9,616	NM

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q15 Increase
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2014	2014	2014	2015	2015 (1)	1Q15	2Q14
Assets
Cash and due from banks (including segregated cash and other deposits)	$35,268	$35,976	$32,108	$21,880	$23,413	7%	(34)%
Deposits with banks	153,817	143,068	128,089	133,896	130,685	(2)%	(15)%
Fed funds sold and securities borr’d or purch under agree. to resell	250,353	245,462	242,570	239,015	237,054	(1)%	(5)%
Brokerage receivables	41,864	39,298	28,419	35,637	43,921	23%	5%
Trading account assets	290,776	290,822	296,786	302,983	276,922	(9)%	(5)%
Investments
Available-for-sale and non-marketable equity securities	303,293	309,009	309,522	303,561	301,955	(1)%	—
Held-to-maturity	22,330	24,038	23,921	23,254	30,166	30%	35%
Total Investments	325,623	333,047	333,443	326,815	332,121	2%	2%
Loans, net of unearned income
Consumer	384,345	376,318	369,970	341,706	342,349	—	(11)%
Corporate	283,159	277,508	274,665	279,348	289,769	4%	2%
Loans, net of unearned income	667,504	653,826	644,635	621,054	632,118	2%	(5)%
Allowance for loan losses	(17,890)	(16,915)	(15,994)	(14,598)	(14,075)	4%	21%
Total loans, net	649,614	636,911	628,641	606,456	618,043	2%	(5)%
Goodwill	25,087	24,500	23,592	23,150	23,012	(1)%	(8)%
Intangible assets (other than MSRs)	4,702	4,525	4,566	4,244	4,071	(4)%	(13)%
Mortgage servicing rights (MSRs)	2,282	2,093	1,845	1,685	1,924	14%	(16)%
Other assets (2)	129,983	126,803	122,122	136,040	135,929	—	5%
Total assets	$1,909,369	$1,882,505	$1,842,181	$1,831,801	$1,827,095	—	(4)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$130,653	$128,243	$128,958	$136,568	$135,013	(1)%	3%
Interest-bearing deposits in U.S. offices	289,035	285,604	284,978	275,423	268,947	(2)%	(7)%
Total U.S. Deposits	419,688	413,847	413,936	411,991	403,960	(2)%	(4)%
Non-interest-bearing deposits in offices outside the U.S.	73,991	71,228	70,925	71,653	72,629	1%	(2)%
Interest-bearing deposits in offices outside the U.S.	472,046	457,580	414,471	416,003	431,448	4%	(9)%
Total International Deposits	546,037	528,808	485,396	487,656	504,077	3%	(8)%

Total deposits (2)	965,725	942,655	899,332	899,647	908,037	1%	(6)%
Fed funds purch and securities loaned or sold under agree. to repurch.	183,912	175,732	173,438	175,371	177,012	1%	(4)%
Brokerage payables	62,323	59,428	52,180	58,252	54,867	(6)%	(12)%
Trading account liabilities	123,370	137,272	139,036	142,438	134,020	(6)%	9%
Short-term borrowings	59,534	64,838	58,335	39,405	25,907	(34)%	(56)%
Long-term debt	226,984	223,842	223,080	210,522	211,845	1%	(7)%
Other liabilities (2) (3)	74,768	65,191	85,084	90,143	94,582	5%	27%
Total liabilities	$1,696,616	$1,668,958	$1,630,485	$1,615,778	$1,606,270	(1)%	(5)%

Equity
Stockholders’ equity
Preferred stock	$8,968	$8,968	$10,468	$11,968	$13,968	17%	56%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,669	107,839	107,979	108,124	108,219	—	1%
Retained earnings	115,015	117,697	117,852	122,463	126,954	4%	10%
Treasury stock	(2,520)	(2,631)	(2,929)	(3,275)	(4,628)	(41)%	(84)%
Accumulated other comprehensive income (loss)	(18,147)	(19,976)	(23,216)	(24,691)	(25,104)	(2)%	(38)%
Total common equity	$202,048	$202,960	$199,717	$202,652	$205,472	1%	2%

Total Citigroup stockholders’ equity	$211,016	$211,928	$210,185	$214,620	$219,440	2%	4%
Noncontrolling interests	1,737	1,619	1,511	1,403	1,385	(1)%	(20)%
Total equity	212,753	213,547	211,696	216,023	220,825	2%	4%
Total liabilities and equity	$1,909,369	$1,882,505	$1,842,181	$1,831,801	$1,827,095	—	(4)%

(1)         Preliminary

(2)         See footnote 4 on page 1.

(3)         Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 32 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,787	$4,996	$5,096	$4,994	$4,823	(3)%	1%	$9,577	$9,817	3%
Latin America	2,136	2,172	2,069	1,835	1,848	1%	(13)%	4,219	3,683	(13)%
Asia (1)	2,021	2,033	1,863	1,833	1,878	2%	(7)%	3,992	3,711	(7)%
Total	8,944	9,201	9,028	8,662	8,549	(1)%	(4)%	17,788	17,211	(3)%

Institutional Clients Group
North America	3,154	3,219	2,457	3,303	3,285	(1)%	4%	6,715	6,588	(2)%
EMEA	2,430	2,252	2,038	2,763	2,543	(8)%	5%	5,201	5,306	2%
Latin America	1,149	1,014	971	1,065	1,111	4%	(3)%	2,250	2,176	(3)%
Asia	1,669	1,851	1,694	1,897	1,939	2%	16%	3,390	3,836	13%
Total	8,402	8,336	7,160	9,028	8,878	(2)%	6%	17,556	17,906	2%

Corporate / Other	89	82	(93)	212	370	75%	NM	312	582	87%

Total Citicorp	17,435	17,619	16,095	17,902	17,797	(1)%	2%	35,656	35,699	—

Total Citi Holdings	1,990	2,070	1,804	1,834	1,673	(9)%	(16)%	3,975	3,507	(12)%

Total Citigroup - Net Revenues	19,425	19,689	17,899	19,736	19,470	(1)%	—	39,631	39,206	(1)%

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities {collectively referred to as CVA/DVA} (2)	(33)	(371)	7	(73)	312	NM	NM	(26)	239	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (3)	$19,458	$20,060	$17,892	$19,809	$19,158	(3)%	(2)%	$39,657	$38,967	(2)%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP

SEGMENT DETAIL

INCOME

(In millions of dollars)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,074	$1,183	$1,137	$1,140	$1,067	(6)%	(1)%	$2,092	$2,207	5%
Latin America	275	329	263	244	225	(8)%	(18)%	566	469	(17)%
Asia (1)	214	382	288	341	338	(1)%	58%	579	679	17%
Total	1,563	1,894	1,688	1,725	1,630	(6)%	4%	3,237	3,355	4%

Institutional Clients Group
North America	1,096	920	655	1,015	978	(4)%	(11)%	2,401	1,993	(17)%
EMEA	570	477	223	857	684	(20)%	20%	1,362	1,541	13%
Latin America	427	294	273	413	470	14%	10%	767	883	15%
Asia	473	652	526	679	703	4%	49%	984	1,382	40%
Total	2,566	2,343	1,677	2,964	2,835	(4)%	10%	5,514	5,799	5%

Corporate / Other	(384)	(1,537)	(3,066)	(19)	230	NM	NM	(772)	211	NM

Total Citicorp	3,745	2,700	299	4,670	4,695	1%	25%	7,979	9,365	17%

Total Citi Holdings	(3,492)	216	84	147	163	11%	NM	(3,774)	310	NM

Income From Continuing Operations	253	2,916	383	4,817	4,858	1%	NM	4,205	9,675	NM

Discontinued Operations	(22)	(16)	(1)	(5)	6	NM	NM	15	1	(93)%

Net Income Attributable to Noncontrolling Interests	50	59	38	42	18	(57)%	(64)%	95	60	(37)%

Citigroup’s Net Income	$181	$2,841	$344	$4,770	$4,846	2%	NM	$4,125	$9,616	NM

CVA/DVA (after-tax) (2)	(20)	(228)	4	(47)	196	NM	NM	(16)	149	NM

Total Citigroup - Net Income - Excluding CVA/DVA (3)	$201	$3,069	$340	$4,817	$4,650	(3)%	NM	$4,141	$9,467	NM

(1)           For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)           Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)           Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

INCOME STATEMENT AND BALANCE SHEET DATA

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)
Revenues
Net interest revenue	$10,709	$11,068	$11,042	$10,517	$10,821	3%	1%	$21,292	$21,338	—
Non-interest revenue	6,726	6,551	5,053	7,385	6,976	(6)%	4%	14,364	14,361	—
Total revenues, net of interest expense	17,435	17,619	16,095	17,902	17,797	(1)%	2%	35,656	35,699	—

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,747	1,692	1,831	1,549	1,662	7%	(5)%	3,613	3,211	(11)%
Credit reserve build / (release)	(398)	(387)	(153)	(6)	(235)	NM	41%	(698)	(241)	65%
Provision for loan losses	1,349	1,305	1,678	1,543	1,427	(8)%	6%	2,915	2,970	2%
Provision for benefits and claims	26	38	39	28	21	(25)%	(19)%	67	49	(27)%
Provision for unfunded lending commitments	(28)	(27)	(74)	(32)	(47)	(47)%	(68)%	(51)	(79)	(55)%
Total provisions for credit losses and for benefits and claims	1,347	1,316	1,643	1,539	1,401	(9)%	4%	2,931	2,940	—

Total operating expenses	10,499	11,609	13,123	9,727	9,824	1%	(6)%	20,630	19,551	(5)%

Income from Continuing Operations before Income Taxes	5,589	4,694	1,329	6,636	6,572	(1)%	18%	12,095	13,208	9%
Provision for income taxes	1,844	1,994	1,030	1,966	1,877	(5)%	2%	4,116	3,843	(7)%

Income from Continuing Operations	3,745	2,700	299	4,670	4,695	1%	25%	7,979	9,365	17%

Income (loss) from Discontinued Operations, net of taxes	(22)	(16)	(1)	(5)	6	NM	NM	15	1	(93)%

Noncontrolling interests	50	55	38	41	18	(56)%	(64)%	93	59	(37)%
Citicorp’s Net Income	$3,673	$2,629	$260	$4,624	$4,683	1%	27%	$7,901	$9,307	18%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,761	$1,746	$1,713	$1,710	$1,711	—	(3)%

Average Assets	$1,755	$1,752	$1,768	$1,728	$1,722	—	(2)%	$1,746	$1,725	(1)%
Return on Average Assets	0.84%	0.60%	0.06%	1.09%	1.09%			0.91%	1.09%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	60%	66%	82%	54%	55%			58%	55%
Total EOP Loans	$578	$569	$565	$559	$573	3%	(1)%
Total EOP Deposits	$913	$898	$883	$888	$900	1%	(1)%

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$6,933	$7,120	$7,070	$6,701	$6,692	—	(3)%	$13,734	$13,393	(2)%
Non-Interest Revenue	2,011	2,081	1,958	1,961	1,857	(5)%	(8)%	4,054	3,818	(6)%
Total Revenues, Net of Interest Expense	8,944	9,201	9,028	8,662	8,549	(1)%	(4)%	17,788	17,211	(3)%
Total Operating Expenses	5,120	4,975	4,985	4,552	4,618	1%	(10)%	9,991	9,170	(8)%
Net Credit Losses	1,738	1,680	1,710	1,551	1,579	2%	(9)%	3,470	3,130	(10)%
Credit Reserve Build / (Release)	(302)	(379)	(254)	(113)	(103)	9%	66%	(515)	(216)	58%
Provision for Unfunded Lending Commitments	(3)	(2)	(15)	(1)	(1)	—	67%	(6)	(2)	67%
Provision for Benefits and Claims	26	38	39	28	21	(25)%	(19)%	67	49	(27)%
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	1,459	1,337	1,480	1,465	1,496	2%	3%	3,016	2,961	(2)%
Income from Continuing Operations before Taxes	2,365	2,889	2,563	2,645	2,435	(8)%	3%	4,781	5,080	6%
Income Taxes	802	995	875	920	805	(13)%	—	1,544	1,725	12%
Income from Continuing Operations	1,563	1,894	1,688	1,725	1,630	(6)%	4%	3,237	3,355	4%
Noncontrolling Interests	6	9	3	(5)	5	NM	(17)%	13	—	(100)%
Net Income	$1,557	$1,885	$1,685	$1,730	$1,625	(6)%	4%	$3,224	$3,355	4%
Average Assets (in billions of dollars)	$409	$410	$406	$394	$394	—	(4)%	$408	$394	(3)%
Return on Average Assets (ROA)	1.53%	1.82%	1.65%	1.78%	1.65%			1.60%	1.72%
Efficiency Ratio	57%	54%	55%	53%	54%			56%	53%

Net Credit Losses as a % of Average Loans	2.39%	2.28%	2.34%	2.22%	2.24%			2.42%	2.23%

Revenue by Business
Retail Banking	$3,845	$3,936	$3,891	$3,774	$3,776	—	(2)%	$7,634	$7,550	(1)%
Cards (1)	5,099	5,265	5,137	4,888	4,773	(2)%	(6)%	10,154	9,661	(5)%
Total	$8,944	$9,201	$9,028	$8,662	$8,549	(1)%	(4)%	$17,788	$17,211	(3)%

Net Credit Losses by Business
Retail Banking	$331	$325	$388	$294	$315	7%	(5)%	$653	$609	(7)%
Cards (1)	1,407	1,355	1,322	1,257	1,264	1%	(10)%	2,817	2,521	(11)%
Total	$1,738	$1,680	$1,710	$1,551	$1,579	2%	(9)%	$3,470	$3,130	(10)%

Income (loss) from Continuing Operations by Business
Retail Banking	$357	$536	$468	$574	$555	(3)%	55%	$783	$1,129	44%
Cards (1)	1,206	1,358	1,220	1,151	1,075	(7)%	(11)%	2,454	2,226	(9)%
Total	$1,563	$1,894	$1,688	$1,725	$1,630	(6)%	4%	$3,237	$3,355	4%

FX Translation Impact:
Total Revenue - as Reported	$8,944	$9,201	$9,028	$8,662	$8,549	(1)%	(4)%	$17,788	$17,211	(3)%
Impact of FX Translation (2)	(485)	(429)	(241)	(43)	—			(857)	—
Total Revenues - Ex-FX (3)	$8,459	$8,772	$8,787	$8,619	$8,549	(1)%	1%	$16,931	$17,211	2%

Total Operating Expenses - as Reported	$5,120	$4,975	$4,985	$4,552	$4,618	1%	(10)%	$9,991	$9,170	(8)%
Impact of FX Translation (2)	(296)	(251)	(138)	(20)	—			(509)	—
Total Operating Expenses - Ex-FX (3)	$4,824	$4,724	$4,847	$4,532	$4,618	2%	(4)%	$9,482	$9,170	(3)%

Total Provisions for LLR & PBC - as Reported	$1,459	$1,337	$1,480	$1,465	$1,496	2%	3%	$3,016	$2,961	(2)%
Impact of FX Translation (2)	(124)	(94)	(61)	(12)	—			(210)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,335	$1,243	$1,419	$1,453	$1,496	3%	12%	$2,806	$2,961	6%

Net Income - as Reported	$1,557	$1,885	$1,685	$1,730	$1,625	(6)%	4%	$3,224	$3,355	4%
Impact of FX Translation (2)	(36)	(47)	(18)	(7)	—			(65)	—
Net Income - Ex-FX (3)	$1,521	$1,838	$1,667	$1,723	$1,625	(6)%	7%	$3,159	$3,355	6%

(1)     Includes both Citi-Branded Cards and Citi Retail Services.

(2)     Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2015 average exchange rates for all periods presented.

(3)     Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,307	3,284	3,129	3,027	3,015	—	(9)%
Accounts (in millions)	61.2	60.3	59.8	59.2	59.4	—	(3)%
Average Deposits	$307.5	$306.4	$302.7	$302.2	$302.1	—	(2)%
Investment Sales	$26.3	$29.5	$23.8	$26.5	$26.9	2%	2%
Investment Assets under Management (AUMs)	$170.2	$168.2	$163.3	$161.8	$163.3	1%	(4)%
Average Loans	$153.3	$154.2	$152.6	$148.3	$149.8	1%	(2)%
EOP Loans:
Real Estate Lending	$81.1	$81.5	$79.7	$79.5	$80.4	1%	(1)%
Commercial Markets	42.1	41.1	39.1	38.2	38.6	1%	(8)%
Personal and Other	31.7	31.3	30.4	30.2	30.8	2%	(3)%
EOP Loans	$154.9	$153.9	$149.2	$147.9	$149.8	1%	(3)%

Net Interest Revenue (in millions) (1)	$2,431	$2,483	$2,461	$2,315	$2,364	2%	(3)%
As a % of Average Loans	6.36%	6.39%	6.40%	6.33%	6.33%

Net Credit Losses (in millions)	$331	$325	$388	$294	$315	7%	(5)%
As a % of Average Loans	0.87%	0.84%	1.01%	0.80%	0.84%
Loans 90+ Days Past Due (in millions) (2) (3)	$989	$964	$816	$617	$636	3%	(36)%
As a % of EOP Loans	0.64%	0.63%	0.55%	0.42%	0.43%
Loans 30-89 Days Past Due (in millions) (2)	$965	$912	$854	$845	$797	(6)%	(17)%
As a % of EOP Loans	0.63%	0.60%	0.58%	0.58%	0.53%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	$138.2	$136.1	$137.0	$136.3	$136.6	—	(1)%
Purchase Sales (in billions)	$91.8	$90.6	$96.7	$82.5	$92.0	12%	—

Average Loans (in billions) (4)	$138.3	$138.0	$137.8	$134.8	$132.4	(2)%	(4)%
EOP Loans (in billions) (4)	$140.1	$138.1	$141.9	$132.2	$134.1	1%	(4)%
Average Yield (5)	13.51%	13.55%	13.47%	13.51%	13.46%
Net Interest Revenue (6)	$4,502	$4,637	$4,609	$4,386	$4,328	(1)%	(4)%
As a % of Average Loans (6)	13.06%	13.33%	13.27%	13.20%	13.11%
Net Credit Losses	$1,407	$1,355	$1,322	$1,257	$1,264	1%	(10)%
As a % of Average Loans	4.08%	3.90%	3.81%	3.78%	3.83%
Net Credit Margin (7)	$3,682	$3,898	$3,804	$3,621	$3,499	(3)%	(5)%
As a % of Average Loans (7)	10.68%	11.21%	10.95%	10.89%	10.60%
Loans 90+ Days Past Due	$1,715	$1,690	$1,750	$1,628	$1,498	(8)%	(13)%
As a % of EOP Loans	1.22%	1.22%	1.23%	1.23%	1.12%
Loans 30-89 Days Past Due	$1,850	$1,894	$1,834	$1,666	$1,590	(5)%	(14)%
As a % of EOP Loans	1.32%	1.37%	1.29%	1.26%	1.19%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.  See footnote 1 on page 10.

(3)         The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter.  The charge-off reduced Loans 90+Days Past Due by the same amount.

(4)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)         Average yield is gross interest revenue earned divided by average loans.

(6)         Net interest revenue includes certain fees that are recorded as interest revenue.

(7)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$4,211	$4,363	$4,442	$4,305	$4,280	(1)%	2%	$8,398	$8,585	2%
Non-Interest Revenue	576	633	654	689	543	(21)%	(6)%	1,179	1,232	4%
Total Revenues, Net of Interest Expense	4,787	4,996	5,096	4,994	4,823	(3)%	1%	9,577	9,817	3%
Total Operating Expenses	2,349	2,411	2,507	2,292	2,267	(1)%	(3)%	4,788	4,559	(5)%
Net Credit Losses	1,072	1,019	1,013	961	1,000	4%	(7)%	2,174	1,961	(10)%
Credit Reserve Build / (Release)	(397)	(341)	(233)	(100)	(109)	(9)%	73%	(668)	(209)	69%
Provision for Unfunded Lending Commitments	1	—	(11)	1	—	(100)%	(100)%	3	1	(67)%
Provision for Benefits and Claims	11	12	10	10	9	(10)%	(18)%	18	19	6%
Provisions for Loan Losses and for Benefits and Claims	687	690	779	872	900	3%	31%	1,527	1,772	16%
Income from Continuing Operations before Taxes	1,751	1,895	1,810	1,830	1,656	(10)%	(5)%	3,262	3,486	7%
Income Taxes (benefits)	677	712	673	690	589	(15)%	(13)%	1,170	1,279	9%
Income from Continuing Operations	1,074	1,183	1,137	1,140	1,067	(6)%	(1)%	2,092	2,207	5%
Noncontrolling Interests	(1)	—	—	—	(1)	(100)%	—	(1)	(1)	—
Net Income	$1,075	$1,183	$1,137	$1,140	$1,068	(6)%	(1)%	$2,093	$2,208	5%
Average Assets (in billions of dollars)	$209	$211	$213	$208	$206	(1)%	(1)%	$210	$207	(1)%
Return on Average Assets	2.06%	2.22%	2.12%	2.22%	2.08%			2.01%	2.15%
Efficiency Ratio	49%	48%	49%	46%	47%			50%	46%

Net Credit Losses as a % of Average Loans	2.78%	2.59%	2.55%	2.51%	2.59%			2.82%	2.55%

Revenue by Business
Retail Banking	$1,177	$1,232	$1,364	$1,348	$1,307	(3)%	11%	$2,321	$2,655	14%
Citi-Branded Cards	2,029	2,118	2,122	2,009	1,933	(4)%	(5)%	4,050	3,942	(3)%
Citi Retail Services	1,581	1,646	1,610	1,637	1,583	(3)%	—	3,206	3,220	—
Total	$4,787	$4,996	$5,096	$4,994	$4,823	(3)%	1%	$9,577	$9,817	3%

Net Credit Losses by Business
Retail Banking	$37	$36	$36	$36	$40	11%	8%	$71	$76	7%
Citi-Branded Cards	570	526	514	492	503	2%	(12)%	1,157	995	(14)%
Citi Retail Services	465	457	463	433	457	6%	(2)%	946	890	(6)%
Total	$1,072	$1,019	$1,013	$961	$1,000	4%	(7)%	$2,174	$1,961	(10)%

Income (loss) from Continuing Operations by Business
Retail Banking	$90	$107	$140	$197	$189	(4)%	NM	$108	$386	NM
Citi-Branded Cards	555	636	636	539	499	(7)%	(10)%	1,119	1,038	(7)%
Citi Retail Services	429	440	361	404	379	(6)%	(12)%	865	783	(9)%
Total	$1,074	$1,183	$1,137	$1,140	$1,067	(6)%	(1)%	$2,092	$2,207	5%

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	912	895	849	788	779	(1)%	(15)%
Accounts (in millions)	12.0	11.9	11.7	11.3	11.2	(1)%	(7)%
Investment Sales	$3.8	$3.6	$4.0	$4.5	$3.9	(13)%	3%
Investment AUMs	$35.9	$35.8	$36.2	$37.0	$36.9	—	3%

Average Deposits	$171.0	$170.4	$170.6	$171.6	$170.9	—	—

Average Loans	$45.6	$46.9	$48.3	$47.5	$49.0	3%	7%

EOP Loans:
Real Estate Lending	$36.4	$37.6	$36.7	$37.8	$38.9	3%	7%
Commercial Markets	8.5	8.6	8.6	8.5	8.5	—	—
Personal and Other	1.3	1.3	1.5	1.5	1.4	(7)%	8%
Total EOP Loans	$46.2	$47.5	$46.8	$47.8	$48.8	2%	6%

Mortgage Originations	$6.2	$7.1	$6.7	$7.0	$8.8	26%	42%

Third Party Mortgage Servicing Portfolio (EOP)	$175.9	$173.0	$171.9	$168.2	$165.0	(2)%	(6)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$133.9	$132.4	$255.6	$168.7	$179.4	6%	34%

Saleable Mortgage Rate Locks	$4.2	$4.4	$3.8	$4.4	$5.0	14%	19%

Net Interest Revenue on Loans (in millions)	$247	$255	$271	$248	$266	7%	8%
As a % of Avg. Loans	2.17%	2.16%	2.23%	2.12%	2.18%

Net Credit Losses (in millions)	$37	$36	$36	$36	$40	11%	8%
As a % of Avg. Loans	0.33%	0.30%	0.30%	0.31%	0.33%

Loans 90+ Days Past Due (in millions) (1)	$227	$229	$225	$123	$150	22%	(34)%
As a % of EOP Loans	0.50%	0.49%	0.49%	0.26%	0.31%
Loans 30-89 Days Past Due (in millions) (1)	$203	$213	$212	$203	$176	(13)%	(13)%
As a % of EOP Loans	0.45%	0.46%	0.46%	0.43%	0.37%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $668 million and ($1.2 billion), $604 million and ($1.1 billion), $562 million and ($1.1 billion), $534 million and ($1.1 billion) and $423 million and ($0.8 billion), as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $125 million and ($1.2 billion), $126 million and ($1.1 billion), $122 million and ($1.1 billion), $111 million and ($1.1 billion) and $75 million and ($0.8 billion) as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	24.1	23.5	23.6	23.7	23.2	(2)%	(4)%
Purchase Sales (in billions)	$43.9	$43.3	$45.1	$40.9	$46.1	13%	5%

Average Loans (in billions) (1)	$66.4	$66.1	$65.7	$64.1	$63.2	(1)%	(5)%

EOP Loans (in billions) (1)	$67.3	$66.5	$67.5	$63.5	$64.5	2%	(4)%

Average Yield (2)	10.31%	10.38%	10.35%	10.48%	10.39%
Net Interest Revenue (3)	$1,635	$1,681	$1,679	$1,607	$1,582	(2)%	(3)%
As a % of Avg. Loans (3)	9.88%	10.09%	10.14%	10.17%	10.04%
Net Credit Losses	$570	$526	$514	$492	$503	2%	(12)%
As a % of Average Loans	3.44%	3.16%	3.10%	3.11%	3.19%
Net Credit Margin (4)	$1,454	$1,588	$1,605	$1,513	$1,426	(6)%	(2)%
As a % of Avg. Loans (4)	8.78%	9.53%	9.69%	9.57%	9.05%
Loans 90+ Days Past Due	$583	$559	$593	$569	$495	(13)%	(15)%
As a % of EOP Loans	0.87%	0.84%	0.88%	0.90%	0.77%
Loans 30-89 Days Past Due	$540	$566	$568	$497	$462	(7)%	(14)%
As a % of EOP Loans	0.80%	0.85%	0.84%	0.78%	0.72%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	88.8	87.2	88.1	87.3	88.1	1%	(1)%
Purchase Sales (in billions)	$20.4	$19.7	$23.5	$16.5	$20.2	22%	(1)%

Average Loans (in billions) (1)	$42.4	$42.9	$43.9	$43.9	$42.6	(3)%	—

EOP Loans (in billions) (1)	$43.1	$43.0	$46.5	$42.4	$43.2	2%	—

Average Yield (2)	16.89%	16.89%	16.80%	16.96%	17.00%
Net Interest Revenue (3)	$1,810	$1,884	$1,923	$1,885	$1,843	(2)%	2%
As a % of Avg. Loans (3)	17.12%	17.42%	17.38%	17.41%	17.35%
Net Credit Losses	$465	$457	$463	$433	$457	6%	(2)%
As a % of Average Loans	4.40%	4.23%	4.18%	4.00%	4.30%
Net Credit Margin (4)	$1,111	$1,181	$1,139	$1,198	$1,120	(7)%	1%
As a % of Avg. Loans (4)	10.51%	10.92%	10.29%	11.07%	10.55%
Loans 90+ Days Past Due	$606	$630	$678	$629	$567	(10)%	(6)%
As a % of EOP Loans	1.41%	1.47%	1.46%	1.48%	1.31%
Loans 30-89 Days Past Due	$683	$729	$748	$673	$652	(3)%	(5)%
As a % of EOP Loans	1.58%	1.70%	1.61%	1.59%	1.51%

(1)     Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)     Average yield is calculated as gross interest revenue earned divided by average loans.

(3)     Net interest revenue includes certain fees that are recorded as interest revenue.

(4)     Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 1

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,432	$1,472	$1,404	$1,242	$1,241	—	(13)%	$2,796	$2,483	(11)%
Non-Interest Revenue	704	700	665	593	607	2%	(14)%	1,423	1,200	(16)%
Total Revenues, Net of Interest Expense	2,136	2,172	2,069	1,835	1,848	1%	(13)%	4,219	3,683	(13)%
Total Operating Expenses	1,254	1,272	1,245	1,080	1,162	8%	(7)%	2,457	2,242	(9)%
Net Credit Losses	454	460	511	417	392	(6)%	(14)%	890	809	(9)%
Credit Reserve Build / (Release)	109	(4)	(36)	22	7	(68)%	(94)%	160	29	(82)%
Provision for Unfunded Lending Commitments	1	(1)	—	(3)	3	NM	NM	—	—	—
Provision for Benefits and Claims	15	26	29	18	12	(33)%	(20)%	49	30	(39)%
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	579	481	504	454	414	(9)%	(28)%	1,099	868	(21)%
Income from Continuing Operations before Taxes	303	419	320	301	272	(10)%	(10)%	663	573	(14)%
Income Taxes	28	90	57	57	47	(18)%	68%	97	104	7%
Income from Continuing Operations	275	329	263	244	225	(8)%	(18)%	566	469	(17)%
Noncontrolling Interests	2	2	—	—	2	NM	—	4	2	(50)%
Net Income	$273	$327	$263	$244	$223	(9)%	(18)%	$562	$467	(17)%
Average Assets (in billions of dollars)	$77	$76	$73	$68	$66	(3)%	(14)%	$77	$67	(13)%
Return on Average Assets (1)	1.42%	1.71%	1.43%	1.46%	1.36%			1.49%	1.41%
Efficiency Ratio	59%	59%	60%	59%	63%			58%	61%

Net Credit Losses as a % of Average Loans (1)	4.63%	4.75%	5.51%	4.90%	4.60%			4.71%	4.74%

Revenue by Business
Retail Banking	$1,431	$1,452	$1,375	$1,251	$1,269	1%	(11)%	$2,851	$2,520	(12)%
Citi-Branded Cards	705	720	694	584	579	(1)%	(18)%	1,368	1,163	(15)%
Total	$2,136	$2,172	$2,069	$1,835	$1,848	1%	(13)%	$4,219	$3,683	(13)%

Net Credit Losses by Business
Retail Banking	$211	$210	$278	$188	$196	4%	(7)%	$419	$384	(8)%
Citi-Branded Cards	243	250	233	229	196	(14)%	(19)%	471	425	(10)%
Total	$454	$460	$511	$417	$392	(6)%	(14)%	$890	$809	(9)%

Income (loss) from Continuing Operations by Business
Retail Banking	$206	$189	$141	$154	$143	(7)%	(31)%	$410	$297	(28)%
Citi-Branded Cards	69	140	122	90	82	(9)%	19%	156	172	10%
Total	$275	$329	$263	$244	$225	(8)%	(18)%	$566	$469	(17)%

FX Translation Impact:
Total Revenue - as Reported	$2,136	$2,172	$2,069	$1,835	$1,848	1%	(13)%	$4,219	$3,683	(13)%
Impact of FX Translation (1)	(341)	(305)	(191)	(48)	—			(596)	—
Total Revenues - Ex-FX (2)	$1,795	$1,867	$1,878	$1,787	$1,848	3%	3%	$3,623	$3,683	2%

Total Operating Expenses - as Reported	$1,254	$1,272	$1,245	$1,080	$1,162	8%	(7)%	$2,457	$2,242	(9)%
Impact of FX Translation (1)	(180)	(165)	(104)	(24)	—			(312)	—
Total Operating Expenses - Ex-FX (2)	$1,074	$1,107	$1,141	$1,056	$1,162	10%	8%	$2,145	$2,242	5%

Provisions for LLR & PBC - as Reported	$579	$481	$504	$454	$414	(9)%	(28)%	$1,099	$868	(21)%
Impact of FX Translation (1)	(100)	(76)	(52)	(13)	—			(169)	—
Provisions for LLR & PBC - Ex-FX (2)	$479	$405	$452	$441	$414	(6)%	(14)%	$930	$868	(7)%

Net Income - as Reported	$273	$327	$263	$244	$223	(9)%	(18)%	$562	$467	(17)%
Impact of FX Translation (1)	(38)	(37)	(19)	(7)	—			(62)	—
Net Income - Ex-FX (2)	$235	$290	$244	$237	$223	(6)%	(5)%	$500	$467	(7)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2015 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 2

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,836	1,843	1,744	1,700	1,699	—	(7)%
Accounts (in millions)	31.3	30.8	30.6	30.5	30.7	1%	(2)%
Average Deposits	$45.2	$45.0	$43.9	$42.2	$41.7	(1)%	(8)%
Investment Sales	$13.0	$14.9	$11.9	$11.0	$10.0	(9)%	(23)%
Investment AUMs	$75.6	$74.3	$68.8	$65.9	$66.2	—	(12)%
Average Loans	$29.0	$28.5	$27.2	$25.7	$25.7	—	(11)%
EOP Loans:
Real Estate Lending	$5.8	$5.5	$5.0	$4.9	$4.8	(2)%	(17)%
Commercial Markets	12.7	12.1	11.3	11.0	11.2	2%	(12)%
Personal and Other	10.7	10.6	9.9	9.7	9.7	—	(9)%
Total EOP Loans	$29.2	$28.2	$26.2	$25.6	$25.7	—	(12)%

Net Interest Revenue (in millions) (1)	$909	$929	$895	$815	$813	—	(11)%
As a % of Average Loans (1)	12.57%	12.93%	13.05%	12.86%	12.69%
Net Credit Losses (in millions)	$211	$210	$278	$188	$196	4%	(7)%
As a % of Average Loans	2.92%	2.92%	4.05%	2.97%	3.06%
Loans 90+ Days Past Due (in millions) (2)	$540	$515	$397	$306	$296	(3)%	(45)%
As a % of EOP Loans (2)	1.85%	1.83%	1.52%	1.20%	1.15%
Loans 30-89 Days Past Due (in millions)	$344	$302	$290	$282	$266	(6)%	(23)%
As a % of EOP Loans	1.18%	1.07%	1.11%	1.10%	1.04%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	8.2	8.2	8.1	8.1	8.0	(1)%	(2)%
Purchase Sales (in billions)	$7.4	$7.4	$7.6	$6.4	$6.5	2%	(12)%
Average Loans (in billions) (3)	$10.3	$9.9	$9.6	$8.8	$8.5	(3)%	(17)%
EOP Loans (in billions) (3)	$10.1	$9.8	$9.3	$8.5	$8.3	(2)%	(18)%
Average Yield (4)	20.90%	21.14%	20.73%	20.10%	20.72%	3%	(1)%

Net Interest Revenue (in millions) (5)	$523	$543	$509	$427	$428	—	(18)%
As a % of Average Loans (5)	20.37%	21.76%	21.04%	19.68%	20.20%
Net Credit Losses (in millions)	$243	$250	$233	$229	$196	(14)%	(19)%
As a % of Average Loans	9.46%	10.02%	9.63%	10.55%	9.25%
Net Credit Margin (in millions) (6)	$462	$470	$461	$355	$383	8%	(17)%
As a % of Average Loans (6)	17.99%	18.84%	19.05%	16.36%	18.07%
Loans 90+ Days Past Due (in millions)	$303	$294	$284	$240	$245	2%	(19)%
As a % of EOP Loans	3.00%	3.00%	3.05%	2.82%	2.95%
Loans 30-89 Days Past Due (in millions)	$326	$322	$262	$247	$229	(7)%	(30)%
As a % of EOP Loans	3.23%	3.29%	2.82%	2.91%	2.76%

(1)   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         See footnote 3 on page 8.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)
Net Interest Revenue	$1,290	$1,285	$1,224	$1,154	$1,171	1%	(9)%	$2,540	$2,325	(8)%
Non-Interest Revenue	731	748	639	679	707	4%	(3)%	1,452	1,386	(5)%
Total Revenues, Net of Interest Expense	2,021	2,033	1,863	1,833	1,878	2%	(7)%	3,992	3,711	(7)%
Total Operating Expenses	1,517	1,292	1,233	1,180	1,189	1%	(22)%	2,746	2,369	(14)%
Net Credit Losses	212	201	186	173	187	8%	(12)%	406	360	(11)%
Credit Reserve Build / (Release)	(14)	(34)	15	(35)	(1)	97%	93%	(7)	(36)	NM
Provision for Unfunded Lending Commitments	(5)	(1)	(4)	1	(4)	NM	20%	(9)	(3)	67%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	193	166	197	139	182	31%	(6)%	390	321	(18)%
Income from Continuing Operations before Taxes	311	575	433	514	507	(1)%	63%	856	1,021	19%
Income Taxes	97	193	145	173	169	(2)%	74%	277	342	23%
Income from Continuing Operations	214	382	288	341	338	(1)%	58%	579	679	17%
Noncontrolling Interests	5	7	3	(5)	4	NM	(20)%	10	(1)	NM
Net Income	$209	$375	$285	$346	$334	(3)%	60%	$569	$680	20%
Average Assets (in billions of dollars)	$123	$123	$120	$118	$122	3%	(1)%	$122	$120	(2)%
Return on Average Assets	0.68%	1.21%	0.94%	1.19%	1.10%			0.94%	1.14%
Efficiency Ratio	75%	64%	66%	64%	63%			69%	64%

Net Credit Losses as a % of Average Loans	0.87%	0.81%	0.77%	0.75%	0.80%			0.85%	0.78%

Revenue by Business
Retail Banking	$1,237	$1,252	$1,152	$1,175	$1,200	2%	(3)%	$2,462	$2,375	(4)%
Citi-Branded Cards	784	781	711	658	678	3%	(14)%	1,530	1,336	(13)%
Total	$2,021	$2,033	$1,863	$1,833	$1,878	2%	(7)%	$3,992	$3,711	(7)%

Net Credit Losses by Business
Retail Banking	$83	$79	$74	$70	$79	13%	(5)%	$163	$149	(9)%
Citi-Branded Cards	129	122	112	103	108	5%	(16)%	243	211	(13)%
Total	$212	$201	$186	$173	$187	8%	(12)%	$406	$360	(11)%

Income from Continuing Operations by Business
Retail Banking	$61	$240	$187	$223	$223	—	NM	$265	$446	68%
Citi-Branded Cards	153	142	101	118	115	(3)%	(25)%	314	233	(26)%
Total	$214	$382	$288	$341	$338	(1)%	58%	$579	$679	17%

FX Translation Impact:
Total Revenue - as Reported	$2,021	$2,033	$1,863	$1,833	$1,878	2%	(7)%	$3,992	$3,711	(7)%
Impact of FX Translation (2)	(144)	(124)	(50)	5	—			(261)	—
Total Revenues - Ex-FX (3)	$1,877	$1,909	$1,813	$1,838	$1,878	2%	—	$3,731	$3,711	(1)%

Total Operating Expenses - as Reported	$1,517	$1,292	$1,233	$1,180	$1,189	1%	(22)%	$2,746	$2,369	(14)%
Impact of FX Translation (2)	(116)	(86)	(34)	4	—			(197)	—
Total Operating Expenses - Ex-FX (3)	$1,401	$1,206	$1,199	$1,184	$1,189	—	(15)%	$2,549	$2,369	(7)%

Provisions for LLR & PBC - as Reported	$193	$166	$197	$139	$182	31%	(6)%	$390	$321	(18)%
Impact of FX Translation (2)	(24)	(18)	(9)	1	—			(41)	—
Provisions for LLR & PBC - Ex-FX (3)	$169	$148	$188	$140	$182	30%	8%	$349	$321	(8)%

Net Income - as Reported	$209	$375	$285	$346	$334	(3)%	60%	$569	$680	20%
Impact of FX Translation (2)	2	(10)	1	—	—			(3)	—
Net Income - Ex-FX (3)	$211	$365	$286	$346	$334	(3)%	58%	$566	$680	20%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 2

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	559	546	536	539	537	—	(4)%
Accounts (in millions)	17.9	17.6	17.5	17.4	17.5	1%	(2)%
Average Deposits	$91.3	$91.0	$88.2	$88.4	$89.5	1%	(2)%
Investment Sales	$9.5	$11.0	$7.9	$11.0	$13.0	18%	37%
Investment AUMs	$58.7	$58.1	$58.3	$58.9	$60.2	2%	3%
Average Loans	$78.7	$78.8	$77.1	$75.1	$75.1	—	(5)%
EOP Loans:
Real Estate Lending	$38.9	$38.4	$38.0	$36.8	$36.7	—	(6)%
Commercial Markets	20.9	20.4	19.2	18.7	18.9	1%	(10)%
Personal and Other	19.7	19.4	19.0	19.0	19.7	4%	—
Total EOP Loans	$79.5	$78.2	$76.2	$74.5	$75.3	1%	(5)%

Net Interest Revenue (in millions) (2)	$756	$756	$726	$687	$696	1%	(8)%
As a % of Average Loans (2)	3.85%	3.81%	3.74%	3.71%	3.72%
Net Credit Losses (in millions)	$83	$79	$74	$70	$79	13%	(5)%
As a % of Average Loans	0.42%	0.40%	0.38%	0.38%	0.42%
Loans 90+ Days Past Due (in millions)	$222	$220	$194	$188	$190	1%	(14)%
As a % of EOP Loans	0.28%	0.28%	0.25%	0.25%	0.25%
Loans 30-89 Days Past Due (in millions)	$418	$397	$352	$360	$355	(1)%	(15)%
As a % of EOP Loans	0.53%	0.51%	0.46%	0.48%	0.47%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.1	17.2	17.2	17.2	17.3	1%	1%
Purchase Sales (in billions)	$20.1	$20.2	$20.5	$18.7	$19.2	3%	(4)%
Average Loans (in billions) (3)	$19.2	$19.1	$18.6	$18.0	$18.1	1%	(6)%
EOP Loans (in billions) (3)	$19.6	$18.8	$18.6	$17.8	$18.1	2%	(8)%
Average Yield (4)	13.15%	13.06%	12.79%	12.62%	12.51%

Net Interest Revenue (in millions) (5)	$534	$529	$498	$467	$475	2%	(11)%
As a % of Average Loans (6)	11.16%	10.99%	10.62%	10.52%	10.53%
Net Credit Losses (in millions)	$129	$122	$112	$103	$108	5%	(16)%
As a % of Average Loans	2.69%	2.53%	2.39%	2.32%	2.39%
Net Credit Margin (in millions) (6)	$655	$659	$599	$555	$570	3%	(13)%
As a % of Average Loans (6)	13.68%	13.69%	12.78%	12.50%	12.63%
Loans 90+ Days Past Due	$223	$207	$195	$190	$191	1%	(14)%
As a % of EOP Loans	1.14%	1.10%	1.05%	1.07%	1.06%
Loans 30-89 Days Past Due	$301	$277	$256	$249	$247	(1)%	(18)%
As a % of EOP Loans	1.54%	1.47%	1.38%	1.40%	1.36%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Commissions and Fees	$992	$1,015	$974	$995	$986	(1)%	(1)%	2,006	1,981	(1)%
Administration and Other Fiduciary Fees	651	626	619	608	658	8%	1%	1,275	1,266	(1)%
Investment Banking	1,257	1,047	1,008	1,134	1,120	(1)%	(11)%	2,214	2,254	2%
Principal Transactions	1,577	1,396	329	2,198	1,797	(18)%	14%	4,180	3,995	(4)%
Other	104	241	177	249	166	(33)%	60%	243	415	71%
Total Non-Interest Revenue	4,581	4,325	3,107	5,184	4,727	(9)%	3%	9,918	9,911	—
Net Interest Revenue (including Dividends)	3,821	4,011	4,053	3,844	4,151	8%	9%	7,638	7,995	5%
Total Revenues, Net of Interest Expense	8,402	8,336	7,160	9,028	8,878	(2)%	6%	17,556	17,906	2%
Total Operating Expenses	4,743	4,912	4,878	4,632	4,821	4%	2%	9,601	9,453	(2)%
Net Credit Losses	9	12	121	(2)	83	NM	NM	143	81	(43)%
Credit Reserve Build / (Release)	(96)	(8)	101	107	(132)	NM	(38)%	(183)	(25)	86%
Provision for Unfunded Lending Commitments	(25)	(25)	(59)	(31)	(46)	(48)%	(84)%	(45)	(77)	(71)%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(112)	(21)	163	74	(95)	NM	15%	(85)	(21)	75%
Income from Continuing Operations before Taxes	3,771	3,445	2,119	4,322	4,152	(4)%	10%	8,040	8,474	5%
Income Taxes	1,205	1,102	442	1,358	1,317	(3)%	9%	2,526	2,675	6%
Income from Continuing Operations	2,566	2,343	1,677	2,964	2,835	(4)%	10%	5,514	5,799	5%
Noncontrolling Interests	19	42	31	36	15	(58)%	(21)%	45	51	13%
Net Income	$2,547	$2,301	$1,646	$2,928	$2,820	(4)%	11%	$5,469	$5,748	5%
Average Assets (in billions of dollars)	$1,290	$1,279	$1,298	$1,274	$1,278	—	(1)%	$1,286	$1,276	(1)%
Return on Average Assets	0.79%	0.71%	0.50%	0.93%	0.89%			0.86%	0.91%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.80%	0.77%	0.50%	0.95%	0.83%			0.86%	0.89%
Efficiency Ratio	56%	59%	68%	51%	54%			55%	53%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,184	$3,202	$2,393	$3,230	$3,141	(3)%	(1)%	$6,746	$6,371	(6)%
EMEA	2,415	2,529	2,069	2,869	2,413	(16)%	—	5,167	5,282	2%
Latin America	1,158	1,037	982	1,074	1,095	2%	(5)%	2,261	2,169	(4)%
Asia	1,677	1,884	1,704	1,924	1,926	—	15%	3,421	3,850	13%
Total	$8,434	$8,652	$7,148	$9,097	$8,575	(6)%	2%	$17,595	$17,672	—
CVA/DVA {excluded as applicable in lines above}	(32)	(316)	12	(69)	303	NM	NM	(39)	234	NM
Total Revenues, net of Interest Expense	$8,402	$8,336	$7,160	$9,028	$8,878	(2)%	6%	$17,556	$17,906	2%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$1,114	$910	$616	$968	$888	(8)%	(20)%	$2,419	$1,856	(23)%
EMEA	561	647	242	925	602	(35)%	7%	1,341	1,527	14%
Latin America	433	308	280	419	460	10%	6%	774	879	14%
Asia	478	672	532	696	695	—	45%	1,004	1,391	39%
Total	$2,586	$2,537	$1,670	$3,008	$2,645	(12)%	2%	$5,538	$5,653	2%
CVA/DVA (after-tax) {excluded as applicable in lines above}	(20)	(194)	7	(44)	190	NM	NM	(24)	146	NM
Income from Continuing Operations	$2,566	$2,343	$1,677	$2,964	$2,835	(4)%	10%	$5,514	$5,799	5%

Average Loans by Region (in billions)
North America	$109	$111	115	$119	$122	3%	12%	$108	$119	10%
EMEA	59	58	57	57	60	5%	2%	58	59	2%
Latin America	41	40	39	38	39	3%	(5)%	41	39	(5)%
Asia	70	69	66	62	63	2%	(10)%	69	63	(9)%
Total	$279	$278	$277	$276	$284	3%	2%	$276	$280	1%

EOP Deposits by Region (in billions)
North America	$176	$177	$192	$196	$198	1%	13%
EMEA	186	180	165	167	177	6%	(5)%
Latin America	65	62	56	60	63	5%	(3)%
Asia	145	144	142	148	150	1%	3%
Total	$572	$563	$555	$571	$588	3%	3%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$384	$381	$380	$387	$398	3%	4%
All Other ICG Businesses	188	182	175	184	190	3%	1%
Total	$572	$563	$555	$571	$588	3%	3%

(1)         Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$193	$318	$263	$298	$258	(13)%	34%	$368	$556	51%
Equity Underwriting	397	298	252	231	296	28%	(25)%	696	527	(24)%
Debt Underwriting	749	633	551	669	729	9%	(3)%	1,328	1,398	5%
Total Investment Banking	1,339	1,249	1,066	1,198	1,283	7%	(4)%	2,392	2,481	4%
Treasury and Trade Solutions	1,980	1,934	1,932	1,889	1,955	3%	(1)%	3,901	3,844	(1)%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	456	444	433	445	445	—	(2)%	872	890	2%
Private Bank	658	664	668	708	746	5%	13%	1,328	1,454	9%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,433	$4,291	$4,099	$4,240	$4,429	4%	—	$8,493	$8,669	2%

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(44)	91	86	52	(66)	NM	(50)%	(61)	(14)	77%
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,389	$4,382	$4,185	$4,292	$4,363	2%	(1)%	$8,432	$8,655	3%

Fixed Income Markets	3,080	3,064	2,075	3,483	3,062	(12)%	(1)%	7,009	6,545	(7)%
Equity Markets	659	763	470	873	653	(25)%	(1)%	1,541	1,526	(1)%
Securities Services	521	534	508	543	557	3%	7%	1,006	1,100	9%
Other	(215)	(91)	(90)	(94)	(60)	36%	72%	(393)	(154)	61%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,045	$4,270	$2,963	$4,805	$4,212	(12)%	4%	$9,163	$9,017	(2)%

Total ICG (Ex-CVA/DVA) (1)	$8,434	$8,652	$7,148	$9,097	$8,575	(6)%	2%	$17,595	$17,672	—

CVA/DVA {excluded as applicable in lines above}	(32)	(316)	12	(69)	303	NM	NM	(39)	234	NM
Total Revenues, net of Interest Expense	$8,402	$8,336	$7,160	$9,028	$8,878	(2)%	6%	$17,556	$17,906	2%

Taxable-equivalent adjustments (3)	$169	$170	$171	$164	$161	(2)%	(5)%	$338	$325	(4)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$8,603	$8,822	$7,319	$9,261	$8,736	(6)%	2%	$17,933	$17,997	—

(1)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)         Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio.

The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$(45)	$(63)	$(81)	$(28)	$(22)	21%	51%	$(80)	$(50)	38%
Non-Interest Revenue	134	145	(12)	240	392	63%	NM	392	632	61%
Total Revenues, Net of Interest Expense	89	82	(93)	212	370	75%	NM	312	582	87%
Total Operating Expenses	636	1,722	3,260	543	385	(29)%	(39)%	1,038	928	(11)%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(547)	(1,640)	(3,353)	(331)	(15)	95%	97%	(726)	(346)	52%
Income Taxes	(163)	(103)	(287)	(312)	(245)	21%	(50)%	46	(557)	NM
Income from Continuing Operations	(384)	(1,537)	(3,066)	(19)	230	NM	NM	(772)	211	NM
Income (Loss) from Discontinued Operations, net of taxes	(22)	(16)	(1)	(5)	6	NM	NM	15	1	NM
Noncontrolling Interests	25	4	4	10	(2)	NM	NM	35	8	(77)%
Net Income (Loss)	$(431)	$(1,557)	$(3,071)	$(34)	$238	NM	NM	$(792)	$204	NM
EOP Assets (in billions of dollars)	$55	$53	$50	$52	$52	—	(5)%
Average Assets (in billions of dollars)	$56	$63	$64	$60	$50	(17)%	(11)%	$52	$55	6%

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

NORTH AMERICA (1)

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$5,616	$5,916	$6,046	$5,922	$6,029	2%	7%	$11,271	$11,951	6%
Non-Interest Revenue	2,325	2,299	1,507	2,375	2,079	(12)%	(11)%	5,021	4,454	(11)%
Total Revenues, Net of Interest Expense	7,941	8,215	7,553	8,297	8,108	(2)%	2%	16,292	16,405	1%
Total Operating Expenses	4,039	4,313	4,267	4,121	4,123	—	2%	8,298	8,244	(1)%
Net Credit Losses	1,085	1,013	1,023	962	1,003	4%	(8)%	2,179	1,965	(10)%
Credit Reserve Build / (Release)	(490)	(316)	(87)	8	(19)	NM	96%	(808)	(11)	99%
Provision Unfunded Lending Commitments	(19)	(23)	(81)	(23)	(36)	(57)%	(89)%	(33)	(59)	(79)%
Provision for Benefits and Claims	11	12	10	10	9	(10)%	(18)%	18	19	6%
Provisions for Credit Losses and for Benefits and Claims	587	686	865	957	957	—	63%	1,356	1,914	41%
Income from Continuing Operations before Taxes	3,315	3,216	2,421	3,219	3,028	(6)%	(9)%	6,638	6,247	(6)%
Income Taxes	1,145	1,113	629	1,064	983	(8)%	(14)%	2,145	2,047	(5)%
Income from Continuing Operations	2,170	2,103	1,792	2,155	2,045	(5)%	(6)%	4,493	4,200	(7)%
Noncontrolling Interests	(5)	23	15	10	5	(50)%	NM	(1)	15	NM
Net Income	$2,175	$2,080	$1,777	$2,145	$2,040	(5)%	(6)%	$4,494	$4,185	(7)%
Average Assets (in billions of dollars)	$841	$871	$894	$885	$876	(1)%	4%	$846	$880	4%
Return on Average Assets	1.04%	0.95%	0.79%	0.98%	0.93%			1.07%	0.96%
Efficiency Ratio	51%	53%	56%	50%	51%			51%	50%

Revenue by Business
Retail Banking	$1,177	$1,232	$1,364	$1,348	$1,307	(3)%	11%	$2,321	$2,655	14%
Citi-Branded Cards	2,029	2,118	2,122	2,009	1,933	(4)%	(5)%	4,050	3,942	(3)%
Citi Retail Services	1,581	1,646	1,610	1,637	1,583	(3)%	—	3,206	3,220	—
Global Consumer Banking	4,787	4,996	5,096	4,994	4,823	(3)%	1%	9,577	9,817	3%
Institutional Clients Group	3,154	3,219	2,457	3,303	3,285	(1)%	4%	6,715	6,588	(2)%
Total	$7,941	$8,215	$7,553	$8,297	$8,108	(2)%	2%	$16,292	$16,405	1%

CVA/DVA {included as applicable in businesses above}	(30)	17	64	73	144	97%	NM	(31)	217	NM
Total Revenues - Excluding CVA/DVA (2)	$7,971	$8,198	$7,489	$8,224	$7,964	(3)%	—	$16,323	$16,188	(1)%

Income (loss) from Continuing Operations by Business
Retail Banking	$90	$107	$140	$197	$189	(4)%	NM	$108	$386	NM
Citi-Branded Cards	555	636	636	539	499	(7)%	(10)%	1,119	1,038	(7)%
Citi Retail Services	429	440	361	404	379	(6)%	(12)%	865	783	(9)%
Global Consumer Banking	1,074	1,183	1,137	1,140	1,067	(6)%	(1)%	2,092	2,207	5%
Institutional Clients Group	1,096	920	655	1,015	978	(4)%	(11)%	2,401	1,993	(17)%
Total	$2,170	$2,103	$1,792	$2,155	$2,045	(5)%	(6)%	$4,493	$4,200	(7)%

CVA/DVA {included as applicable in businesses above}	(18)	10	39	47	90	91%	NM	(19)	137	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$2,188	$2,093	$1,753	$2,108	$1,955	(7)%	(11)%	$4,512	$4,063	(10)%

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

EMEA (1)

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,063	$1,033	$1,046	$916	$1,018	11%	(4)%	$2,068	$1,934	(6)%
Non-Interest Revenue	1,674	1,516	1,252	2,089	1,779	(15)%	6%	3,737	3,868	4%
Total Revenues, Net of Interest Expense	2,737	2,549	2,298	3,005	2,797	(7)%	2%	5,805	5,802	—
Total Operating Expenses	1,861	1,875	1,948	1,700	1,803	6%	(3)%	3,765	3,503	(7)%
Net Credit Losses	22	23	15	12	30	NM	36%	31	42	35%
Credit Reserve Build / (Release)	(41)	(84)	35	(9)	(62)	NM	(51)%	(85)	(71)	16%
Provision Unfunded Lending Commitments	(4)	(2)	1	(1)	(1)	—	75%	(8)	(2)	75%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(23)	(63)	51	2	(33)	NM	(43)%	(62)	(31)	50%
Income from Continuing Operations before Taxes	899	737	299	1,303	1,027	(21)%	14%	2,102	2,330	11%
Income Taxes	317	262	96	444	340	(23)%	7%	716	784	9%
Income from Continuing Operations	582	475	203	859	687	(20)%	18%	1,386	1,546	12%
Noncontrolling Interests	27	25	18	22	13	(41)%	(52)%	53	35	(34)%
Net Income	$555	$450	$185	$837	$674	(19)%	21%	$1,333	$1,511	13%
Average Assets (in billions of dollars)	$356	$330	$335	$323	$337	4%	(5)%	$350	$330	(6)%
Return on Average Assets	0.63%	0.54%	0.22%	1.05%	0.80%			0.77%	0.92%
Efficiency Ratio	68%	74%	85%	57%	64%			65%	60%

Revenue by Business
Retail Banking	$201	$190	$175	$159	$162	2%	(19)%	$395	$321	(19)%
Citi-Branded Cards	106	107	85	83	92	11%	(13)%	209	175	(16)%
Global Consumer Banking	307	297	260	242	254	5%	(17)%	604	496	(18)%
Institutional Clients Group	2,430	2,252	2,038	2,763	2,543	(8)%	5%	5,201	5,306	2%
Total	$2,737	$2,549	$2,298	$3,005	$2,797	(7)%	2%	$5,805	$5,802	—

CVA/DVA {included as applicable in businesses above}	15	(277)	(31)	(106)	130	NM	NM	34	24	(29)%
Total Revenues - Excluding CVA/DVA (2)	$2,722	$2,826	$2,329	$3,111	$2,667	(14)%	(2)%	$5,771	$5,778	—

Income (loss) from Continuing Operations by Business
Retail Banking	$8	$(7)	$(4)	$(7)	$(9)	(29)%	NM	$4	$(16)	NM
Citi-Branded Cards	4	5	(16)	9	12	33%	NM	20	21	5%
Global Consumer Banking	12	(2)	(20)	2	3	50%	(75)%	$24	$5	(79)%
Institutional Clients Group	570	477	223	857	684	(20)%	20%	1,362	1,541	13%
Total	$582	$475	$203	$859	$687	(20)%	18%	$1,386	$1,546	12%

CVA/DVA {included as applicable in businesses above}	9	(170)	(19)	(68)	82	NM	NM	21	14	(33)%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$573	$645	$222	$927	$605	(35)%	6%	$1,365	$1,532	12%

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

LATIN AMERICA (1)

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$2,128	$2,182	$2,170	$1,943	$1,987	2%	(7)%	$4,225	$3,930	(7)%
Non-Interest Revenue	1,157	1,004	870	957	972	2%	(16)%	2,244	1,929	(14)%
Total Revenues, Net of Interest Expense	3,285	3,186	3,040	2,900	2,959	2%	(10)%	6,469	5,859	(9)%
Total Operating Expenses	1,736	1,765	1,733	1,506	1,630	8%	(6)%	3,396	3,136	(8)%
Net Credit Losses	448	477	613	419	463	11%	3%	1,030	882	(14)%
Credit Reserve Build / (Release)	168	70	(63)	49	(111)	NM	NM	221	(62)	NM
Provision Unfunded Lending Commitments	1	(1)	10	(10)	(6)	40%	NM	—	(16)	NM
Provision for Benefits and Claims	15	26	29	18	12	(33)%	(20)%	49	30	(39)%
Provisions for Credit Losses and for Benefits and Claims	632	572	589	476	358	(25)%	(43)%	1,300	834	(36)%
Income from Continuing Operations before Taxes	917	849	718	918	971	6%	6%	1,773	1,889	7%
Income Taxes	215	226	182	261	276	6%	28%	440	537	22%
Income from Continuing Operations	702	623	536	657	695	6%	(1)%	1,333	1,352	1%
Noncontrolling Interests	2	2	—	—	2	NM	—	4	2	(50)%
Net Income	$700	$621	$536	$657	$693	5%	(1)%	$1,329	$1,350	2%
Average Assets (in billions of dollars)	$174	$168	$161	$155	$153	(1)%	(12)%	$174	$154	(11)%
Return on Average Assets	1.61%	1.47%	1.32%	1.72%	1.82%			1.55%	1.77%
Efficiency Ratio	53%	55%	57%	52%	55%			52%	54%

Revenue by Business
Retail Banking	$1,431	$1,452	$1,375	$1,251	$1,269	1%	(11)%	$2,851	$2,520	(12)%
Citi-Branded Cards	705	720	694	584	579	(1)%	(18)%	1,368	1,163	(15)%
Global Consumer Banking	2,136	2,172	2,069	1,835	1,848	1%	(13)%	$4,219	$3,683	(13)%
Institutional Clients Group	1,149	1,014	971	1,065	1,111	4%	(3)%	2,250	2,176	(3)%
Total	$3,285	$3,186	$3,040	$2,900	$2,959	2%	(10)%	$6,469	$5,859	(9)%

CVA/DVA {included as applicable in businesses above}	(9)	(23)	(11)	(9)	16	NM	NM	(11)	7	NM
Total Revenues - Excluding CVA/DVA (2)	$3,294	$3,209	$3,051	$2,909	$2,943	1%	(11)%	$6,480	$5,852	(10)%

Income from Continuing Operations by Business
Retail Banking	$206	$189	$141	$154	$143	(7)%	(31)%	$410	$297	(28)%
Citi-Branded Cards	69	140	122	90	82	(9)%	19%	156	172	10%
Global Consumer Banking	275	329	263	244	225	(8)%	(18)%	$566	$469	(17)%
Institutional Clients Group	427	294	273	413	470	14%	10%	767	883	15%
Total	$702	$623	$536	$657	$695	6%	(1)%	$1,333	$1,352	1%

CVA/DVA {included as applicable in businesses above}	(6)	(14)	(7)	(6)	10	NM	NM	(7)	4	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$708	$637	$543	$663	$685	3%	(3)%	$1,340	$1,348	1%

(1) Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP

ASIA (1)

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,947	$2,000	$1,861	$1,764	$1,809	3%	(7)%	$3,808	$3,573	(6)%
Non-Interest Revenue	1,436	1,587	1,436	1,724	1,754	2%	22%	2,970	3,478	17%
Total Revenues, Net of Interest Expense	3,383	3,587	3,297	3,488	3,563	2%	5%	6,778	7,051	4%
Total Operating Expenses	2,227	1,934	1,915	1,857	1,883	1%	(15)%	4,133	3,740	(10)%
Net Credit Losses	192	179	180	156	166	6%	(14)%	373	322	(14)%
Credit Reserve Build / (Release)	(35)	(57)	(38)	(54)	(43)	20%	(23)%	(26)	(97)	NM
Provision for Unfunded Lending Commitments	(6)	(1)	(4)	2	(4)	NM	33%	(10)	(2)	80%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	151	121	138	104	119	14%	(21)%	337	223	(34)%
Income from Continuing Operations before Taxes	1,005	1,532	1,244	1,527	1,561	2%	55%	2,308	3,088	34%
Income Taxes	330	496	410	509	523	3%	58%	769	1,032	34%
Income from Continuing Operations	675	1,036	834	1,018	1,038	2%	54%	1,539	2,056	34%
Noncontrolling Interests	1	1	1	(1)	—	100%	(100)%	2	(1)	NM
Net Income	$674	$1,035	$833	$1,019	$1,038	2%	54%	$1,537	$2,057	34%
Average Assets (in billions of dollars)	$328	$320	$314	$305	$306	—	(7)%	$324	$306	(6)%
Return on Average Assets	0.82%	1.28%	1.05%	1.35%	1.36%			0.96%	1.36%
Efficiency Ratio	66%	54%	58%	53%	53%			61%	53%

Revenue by Business
Retail Banking	$1,036	$1,062	$977	$1,016	$1,038	2%	—	$2,067	$2,054	(1)%
Citi-Branded Cards	678	674	626	575	586	2%	(14)%	1,321	1,161	(12)%
Global Consumer Banking	1,714	1,736	1,603	1,591	1,624	2%	(5)%	3,388	3,215	(5)%
Institutional Clients Group	1,669	1,851	1,694	1,897	1,939	2%	16%	3,390	3,836	13%
Total	$3,383	$3,587	$3,297	$3,488	$3,563	2%	5%	$6,778	$7,051	4%

CVA/DVA {included as applicable in businesses above}	(8)	(33)	(10)	(27)	13	NM	NM	(31)	(14)	55%
Total Revenues - Excluding CVA/DVA (2)	$3,391	$3,620	$3,307	$3,515	$3,550	1%	5%	$6,809	$7,065	4%

Income from Continuing Operations by Business
Retail Banking	$53	$247	$191	$230	$232	1%	NM	$261	$462	77%
Citi-Branded Cards	149	137	117	109	103	(6)%	(31)%	294	212	(28)%
Global Consumer Banking	202	384	308	339	335	(1)%	66%	555	674	21%
Institutional Clients Group	473	652	526	679	703	4%	49%	984	1,382	40%
Total	$675	$1,036	$834	$1,018	$1,038	2%	54%	$1,539	$2,056	34%

CVA/DVA {included as applicable in businesses above}	(5)	(20)	(6)	(17)	8	NM	NM	(20)	(9)	55%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$680	$1,056	$840	$1,035	$1,030	—	51%	$1,559	$2,065	32%

(1)  Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

INCOME STATEMENT AND BALANCE SHEET DATA

(In millions of dollars, except as otherwise noted)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)
Revenues
Net interest revenue	$1,237	$1,119	$1,059	$1,055	$1,001	(5)%	(19)%	$2,413	$2,056	(15)%
Non-interest revenue (1)	753	951	745	779	672	(14)%	(11)%	1,562	1,451	(7)%
Total revenues, net of interest expense	1,990	2,070	1,804	1,834	1,673	(9)%	(16)%	3,975	3,507	(12)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	442	405	417	408	258	(37)%	(42)%	1,015	666	(34)%
Credit Reserve Build / (Release) (2)	(212)	(135)	(214)	(196)	(170)	13%	20%	(558)	(366)	34%
Provision for loan losses	230	270	203	212	88	(58)%	(62)%	457	300	(34)%
Provision for Benefits and Claims	156	167	167	169	160	(5)%	3%	323	329	2%
Provision for unfunded lending commitments	(3)	(3)	—	(5)	(1)	80%	67%	(7)	(6)	14%
Total provisions for credit losses and for benefits and claims	383	434	370	376	247	(34)%	(36)%	773	623	(19)%

Total operating expenses (2)	5,022	1,346	1,303	1,157	1,104	(5)%	(78)%	7,040	2,261	(68)%

Income (Loss) from Continuing Operations before Income Taxes	(3,415)	290	131	301	322	7%	NM	(3,838)	623	NM
Provision (benefits) for income taxes	77	74	47	154	159	3%	NM	(64)	313	NM

Income (Loss) from Continuing Operations	(3,492)	216	84	147	163	11%	NM	(3,774)	310	NM

Noncontrolling Interests	—	4	—	1	—	(100)%	—	2	1	(50)%
Citi Holding’s Net Income (Loss)	$(3,492)	$212	$84	$146	$163	12%	NM	$(3,776)	$309	NM
Average Assets (in billions of dollars)	$148	$143	$132	$125	$118	(6)%	(20)%	$150	$122	(19)%
Return on Average Assets	(9.46)%	0.59%	0.25%	0.47%	0.55%			(5.08)%	0.51%
Efficiency Ratio	252%	65%	72%	63%	66%			177%	64%

Balance Sheet Data (in billions):

Total EOP Assets	$148	$137	$129	$122	$116	(5)%	(22)%	$148	$116	(22)%

Total EOP Loans	$90	$85	$79	$62	$59	(5)%	(35)%	$90	$59	(35)%

Total EOP Deposits	$52	$45	$17	$12	$8	(35)%	(85)%	$52	$8	(85)%

Consumer Net Credit Losses as a % of Average Loans	1.88%	1.91%	1.86%	2.20%	1.57%			2.12%	1.92%

(1)         As a result of the entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $160 million of net credit losses (NCLs) were recorded as contra revenue (Other revenue) during the second quarter of 2015.

(2)         The second quarter of 2014 results include the impact of a $3.8 billion charge ($3.7 billion after-tax) to settle claims related to legacy residential mortgage-backed securities (RMBS) and collateralized debt obligations (CDOs) issued, structured or underwritten by Citigroup between 2003 and 2008. The charge consisted of $3.7 billion in legal expenses and a $55 million loan loss reserve build. For additional information, please see Citigroup’s Form 8-K filed with the U.S. Securities and Exchange Commission on July 14, 2014.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

CONSUMER KEY INDICATORS - Page 1

(In millions of dollars, except as otherwise noted)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	226	157	153	122	105	(14)%	(54)%

Average Loans (in billions)	$12.8	$12.7	$8.8	$7.4	$4.5	(39)%	(65)%

EOP Loans:
Real Estate Lending	$3.6	$2.6	$2.4	$0.9	$0.8	(11)%	(78)%
Cards	3.8	3.7	3.6	2.1	1.8	(14)%	(53)%
Commercial Markets	0.8	0.8	0.8	0.7	0.5	(29)%	(38)%
Personal and Other	2.3	2.0	1.2	1.2	1.1	(8)%	(52)%
EOP Loans (in billions of dollars)	$10.5	$9.1	$8.0	$4.9	$4.2	(14)%	(60)%
Net Interest Revenue	$333	$246	$195	$230	$216	(6)%	(35)%
As a % of Average Loans	10.43%	7.68%	8.79%	12.61%	17.92%
Net Credit Losses	$83	$64	$28	$51	$41	(20)%	(51)%
As a % of Average Loans	2.60%	2.00%	1.26%	2.80%	3.65%
Loans 90+ Days Past Due	$238	$111	$110	$91	$78	(14)%	(67)%
As a % of EOP Loans	2.27%	1.22%	1.38%	1.86%	1.86%
Loans 30-89 Days Past Due	$330	$178	$168	$142	$119	(16)%	(64)%
As a % of EOP Loans	3.14%	1.96%	2.10%	2.90%	2.83%

Consumer - North America (3)

Branches (actual)	1,458	1,455	1,424	278	273	(2)%	(81)%

Average Loans (in billions of dollars)	$80.8	$77.1	$73.9	$68.9	$55.4	(20)%	(31)%

EOP Loans (in billions of dollars)	$78.5	$74.9	$70.8	$56.6	$54.2	(4)%	(31)%
Net Interest Revenue	$859	$860	$860	$823	$775	(6)%	(10)%
As a % of Average Loans	4.26%	4.43%	4.62%	4.84%	1.99%
Net Credit Losses	$356	$369	$359	$363	$193	(47)%	(46)%
As a % of Average Loans	1.77%	1.90%	1.93%	2.14%	1.40%
Loans 90+ Days Past Due	$2,470	$2,093	$1,963	$1,607	$1,462	(9)%	(41)%
As a % of EOP Loans	3.37%	2.99%	2.94%	2.97%	2.84%
Loans 30-89 Days Past Due	$2,174	$1,978	$1,663	$1,197	$1,153	(4)%	(47)%
As a % of EOP Loans	2.97%	2.83%	2.49%	2.21%	2.24%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         The first and second quarters of 2015 reflect the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail).   The first and second quarter of 2015 reflect the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards). The second quarter of 2015 reflects the HFS reclassification of interest revenue on loans to other interest earning assets.

(3)         The first and second quarters of 2015 reflect the transfers of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $160 million of net credit losses (NCLs) were recorded as contra revenue (Other revenue) during the second quarter of 2015. The second quarter of 2015 reflects the HFS reclassification of interest revenue on loans to other interest earning assets.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

CONSUMER KEY INDICATORS - Page 2

(In millions of dollars, except as otherwise noted)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$33.3	$30.9	$29.1	$25.9	$22.4	(14)%	(33)%
CFNA (CitiFinancial - North America)	8.6	8.3	7.9	7.3	6.8	(7)%	(21)%
Residential First	41.9	39.2	37.0	33.2	29.2	(12)%	(30)%
Home Equity	27.4	26.4	25.3	24.4	23.3	(5)%	(15)%
Average Loans (in billions of dollars)	$69.3	$65.6	$62.3	$57.6	$52.5	(9)%	(24)%

CMI	$31.6	$29.4	$26.9	$22.8	$22.1	(3)%	(30)%
CFNA	8.4	8.1	7.5	7.0	6.5	(7)%	(23)%
Residential First	40.0	37.5	34.4	29.8	28.6	(4)%	(29)%
Home Equity	26.9	25.9	24.9	23.8	22.7	(5)%	(16)%
EOP Loans (in billions of dollars)	$66.9	$63.4	$59.3	$53.6	$51.3	(4)%	(23)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$69.9	$56.0	$47.4	$43.4	$39.2	(10)%	(44)%
Net Servicing & Gain/(Loss) on Sale	$34.6	$81.5	$96.8	$96.2	$61.3	(36)%	77%
Net Interest Revenue on Loans	$333	$311	$305	$272	$290	7%	(13)%
As a % of Avg. Loans	1.93%	1.88%	1.94%	1.92%	2.22%

CMI (1)	$1	$54	$26	$22	$21	(5)%	NM
CFNA	90	83	91	81	80	(1)%	(11)%
Residential First	$91	$137	$117	$103	$101	(2)%	11%
Home Equity	114	98	87	81	70	(14)%	(39)%
Net Credit Losses (NCLs)	$205	$235	$204	$184	$171	(7)%	(17)%
As a % of Avg. Loans	1.19%	1.42%	1.30%	1.30%	1.31%

CMI	$1,197	$802	$642	$589	$510	(13)%	(57)%
CFNA	546	543	543	500	463	(7)%	(15)%
Residential First	1,743	1,345	1,185	1,089	973	(11)%	(44)%
Home Equity	517	503	500	484	458	(5)%	(11)%
Loans 90+ Days Past Due (2) (3)	$2,260	$1,848	$1,685	$1,573	$1,431	(9)%	(37)%
As a % of EOP Loans	3.66%	3.16%	3.05%	3.08%	2.94%

CMI	$1,340	$1,125	$831	$654	$609	(7)%	(55)%
CFNA	302	300	292	225	221	(2)%	(27)%
Residential First	1,642	1,425	1,123	879	830	(6)%	(49)%
Home Equity	336	334	324	269	275	2%	(18)%
Loans 30-89 Days Past Due (2) (3)	$1,978	$1,759	$1,447	$1,148	$1,105	(4)%	(44)%
As a % of EOP Loans	3.21%	3.01%	2.62%	2.25%	2.27%

North America Personal Loans (4)
Average Loans (in billions of dollars)	$9.1	$9.2	$9.3	$9.1	$0.8	(91)%	(91)%
EOP Loans (in billions of dollars)	$9.2	$9.3	$9.4	$0.8	$0.9	13%	(90)%
Net Interest Revenue on Loans	$516	$531	$532	$500	$507	1%	(2)%
As a % of Avg. Loans	22.74%	22.90%	22.70%	22.28%	3.51%
Net Credit Losses	$143	$129	$154	$174	$17	(90)%	(88)%
As a % of Avg. Loans	6.30%	5.56%	6.57%	7.75%	8.52%
Loans 90+ Days Past Due	$194	$227	$264	$21	$20	(5)%	(90)%
As a % of EOP Loans	2.11%	2.44%	2.81%	2.63%	2.22%
Loans 30-89 Days Past Due	$155	$178	$180	$16	$17	6%	(89)%
As a % of EOP Loans	1.68%	1.91%	1.91%	2.00%	1.89%

(1)         The second quarter of 2014 NCLs for CMI Residential First Mortgages includes a $58 million recovery.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $2.8 billion and ($5.2 billion), $2.6 billion and ($5.0 billion), $2.2 billion and ($4.0 billion), $1.8 billion and ($2.5 billion) and $1.7 billion and ($2.7 billion), as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.7 billion and ($5.2 billion), $0.7 billion and ($5.0 billion), $0.5 billion and ($4.0 billion), $0.2 billion and ($2.5 billion) and $0.3 billion and ($2.7 billion), as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively.

(3)         The June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $17 million, $15 million, $14 million, $12 million and $12 million, respectively, of loans that are carried at fair value.

(4)         See footnote 3 on page 24.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2014	2015	2015 (5)	2014	2015	2015 (5)	2014		2015		2015 (5)
Assets:
Deposits with Banks	$160,555	$139,173	$136,016	$250	$183	$168	0.62%		0.53%		0.50%
Fed Funds Sold and Resale Agreements (6)	265,423	241,179	236,035	592	642	669	0.89%		1.08%		1.14%
Trading Account Assets (7)	234,219	228,259	228,037	1,487	1,434	1,656	2.55%		2.55%		2.91%
Investments	323,269	336,339	333,031	1,889	1,792	1,832	2.34%		2.16%		2.21%
Total Loans (net of Unearned Income) (8)	665,071	634,865	627,026	11,367	10,563	10,013	6.86%		6.75%		6.41%
Other Interest-Earning Assets	39,088	45,501	62,648	97	110	662	1.00%		0.98%		4.24%
Total Average Interest-Earning Assets	$1,687,625	$1,625,316	$1,622,793	$15,682	$14,724	$15,000	3.73%		3.67%		3.71%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$756,602	$698,396	$700,978	$1,218	$1,030	$999	0.65%		0.60%		0.57%
Deposit Insurance and FDIC Assessment	—	—	—	251	296	289
Total Deposits	756,602	698,396	700,978	1,469	1,326	1,288	0.78%		0.77%		0.74%
Fed Funds Purchased and Repurchase Agreements (6)	193,302	177,114	183,292	537	376	443	1.11%		0.86%		0.97%
Trading Account Liabilities (7)	82,330	73,199	71,430	48	47	54	0.23%		0.26%		0.30%
Short-Term Borrowings	115,160	129,138	114,279	162	119	157	0.56%		0.37%		0.55%
Long-Term Debt (9)	204,068	198,562	187,910	1,399	1,160	1,109	2.75%		2.37%		2.37%
Total Average Interest-Bearing Liabilities	$1,351,462	$1,276,409	$1,257,889	$3,615	$3,028	$3,051	1.07%		0.96%		0.97%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,351,462	$1,276,409	$1,257,889	$3,364	$2,732	$2,762	1.00%		0.87%		0.88%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,067	$11,696	$11,949	2.87%		2.92%		2.95%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,318	$11,992	$12,238	2.93%		2.99%		3.02%

2Q15 Increase (Decrease) From							8	bps	3	bps

2Q15 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							9	bps	3	bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $121 million for the second quarter of 2014, $124 million for the first quarter of 2015 and $121 million for the second quarter of 2015.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS

(In billions of dollars)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Citicorp Deposits by Business

Global Consumer Banking
North America	$170.6	$171.7	$171.4	$172.6	$173.5	1%	2%
Latin America	46.3	44.0	43.7	42.0	42.1	—	(9)%
Asia (1)	93.1	90.5	89.2	89.7	89.6	—	(4)%
Total	$310.0	$306.2	$304.3	$304.3	$305.2	—	(2)%

ICG
North America	$176.1	$176.6	$193.1	$196.1	$198.1	1%	12%
EMEA	186.4	179.6	164.5	167.2	177.4	6%	(5)%
Latin America	64.6	62.3	56.3	60.2	63.0	5%	(2)%
Asia	144.8	144.4	141.5	147.6	149.6	1%	3%
Total	$571.9	$562.9	$555.4	$571.1	$588.1	3%	3%

Corporate/Other	$31.4	$29.0	$22.8	$12.3	$7.0	(43)%	(78)%

Total Citicorp	$913.3	$898.1	$882.5	$887.7	$900.3	1%	(1)%

Total Citi Holdings (2)	$52.4	$44.6	$16.8	$11.9	$7.7	(35)%	(85)%

Total Citigroup Deposits - EOP	$965.7	$942.7	$899.3	$899.6	$908.0	1%	(6)%

Total Citigroup Deposits - Average	$959.5	$954.2	$938.7	$899.5	$906.4	1%	(6)%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$965.7	$942.7	$899.3	$899.6	$908.0	1%	(6)%
Impact of FX Translation (3)	(44.6)	(27.9)	(11.9)	2.1	—
Total Citigroup EOP Deposits - Ex-FX (4)	$921.1	$914.8	$887.4	$901.7	$908.0	1%	(1)%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         See footnote 4 on page 1.

(3)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2015 average exchange rates for all periods presented.

(4)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1

CITICORP

(In billions of dollars)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Citicorp:
Global Consumer Banking

North America
Credit Cards	$110.4	$109.5	$114.0	$105.9	$107.7	2%	(2)%
Retail Banking	46.2	47.5	46.8	47.8	48.8	2%	6%
Total	$156.6	$157.0	$160.8	$153.7	$156.5	2%	—

Latin America
Credit Cards	$10.1	$9.8	$9.3	$8.5	$8.3	(2)%	(18)%
Retail Banking	29.2	28.2	26.2	25.6	25.7	—	(12)%
Total	$39.3	$38.0	$35.5	$34.1	$34.0	—	(13)%

Asia (1)
Credit Cards	$19.6	$18.8	$18.6	$17.8	$18.1	2%	(8)%
Retail Banking	79.5	78.2	76.2	74.5	75.3	1%	(5)%
Total	$99.1	$97.0	$94.8	$92.3	$93.4	1%	(6)%

Total Consumer Loans
Credit Cards	$140.1	$138.1	$141.9	$132.2	$134.1	1%	(4)%
Retail Banking	154.9	153.9	149.2	147.9	149.8	1%	(3)%
Total Consumer	$295.0	$292.0	$291.1	$280.1	$283.9	1%	(4)%

Total Corporate Loans
North America	$108.9	$114.5	$117.7	$120.1	$127.3	6%	17%
EMEA	61.0	57.1	55.9	58.3	60.1	3%	(1)%
Latin America	41.0	38.8	37.9	38.1	39.4	3%	(4)%
Asia	71.7	66.6	62.8	62.6	62.7	—	(13)%
Total Corporate Loans	$282.6	$277.0	$274.3	$279.1	$289.5	4%	2%

Total Citicorp	$577.6	$569.0	$565.4	$559.2	$573.4	3%	(1)%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$577.6	$569.0	$565.4	$559.2	$573.4	3%	(1)%
Impact of FX Translation (2)	(24.9)	(16.7)	(7.3)	0.1	—
Total Citicorp EOP Loans - Ex-FX (3)	$552.7	$552.3	$558.1	$559.3	$573.4	3%	4%

Note:                  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2

CITI HOLDINGS AND TOTAL CITIGROUP

(In billions of dollars)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Citi Holdings:

Consumer - North America
Mortgages	66.9	63.4	59.3	53.6	51.3	(4)%	(23)%
Personal Loans	9.2	9.3	9.4	0.8	0.9	13%	(90)%
Other	2.4	2.2	2.1	2.2	2.0	(9)%	(17)%
Total	$78.5	$74.9	$70.8	$56.6	$54.2	(4)%	(31)%

Consumer - International
Credit Cards	$3.8	$3.7	$3.6	$2.1	$1.8	(14)%	(53)%
REL, Personal & Other	6.7	5.4	4.4	2.8	2.4	(14)%	(64)%
Total	$10.5	$9.1	$8.0	$4.9	$4.2	(14)%	(60)%

Citi Holdings - Other	0.9	0.8	0.4	0.4	0.3	(25)%	(67)%

Total Citi Holdings	$89.9	$84.8	$79.2	$61.9	$58.7	(5)%	(35)%

Total Citigroup	$667.5	$653.8	$644.6	$621.1	$632.1	2%	(5)%

Consumer Loans	$384.3	$376.3	$370.0	$341.7	$342.3	—	(11)%
Corporate Loans	283.2	277.5	274.6	279.3	289.8	4%	2%
Total Citigroup	$667.5	$653.8	$644.6	$621.0	$632.1	2%	(5)%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$667.5	$653.8	$644.6	$621.0	$632.1	2%	(5)%
Impact of FX Translation (1)	(26.8)	(17.4)	(7.4)	0.2	—
Total Citigroup EOP Loans - Ex-FX (2)	$640.7	$636.4	$637.2	$621.2	$632.1	2%	(1)%

Note:                  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the second quarter of 2015 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due(1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2014	2014	2014	2015	2015	2015

Citicorp (2)
Total	$2,704	$2,654	$2,566	$2,245	$2,134	$283.9
Ratio	0.92%	0.91%	0.88%	0.80%	0.75%

Retail Bank (2)
Total	$989	$964	$816	$617	$636	$149.8
Ratio	0.64%	0.63%	0.55%	0.42%	0.43%
North America (2)	$227	$229	$225	$123	$150	$48.8
Ratio	0.50%	0.49%	0.49%	0.26%	0.31%
Latin America (3)	$540	$515	$397	$306	$296	$25.7
Ratio (3)	1.85%	1.83%	1.52%	1.20%	1.15%
Asia (4)	$222	$220	$194	$188	$190	$75.3
Ratio	0.28%	0.28%	0.25%	0.25%	0.25%

Cards
Total	$1,715	$1,690	$1,750	$1,628	$1,498	$134.1
Ratio	1.22%	1.22%	1.23%	1.23%	1.12%
North America - Citi-Branded	$583	$559	$593	$569	$495	$64.5
Ratio	0.87%	0.84%	0.88%	0.90%	0.77%
North America - Retail Services	$606	$630	$678	$629	$567	$43.2
Ratio	1.41%	1.47%	1.46%	1.48%	1.31%
Latin America	$303	$294	$284	$240	$245	$8.3
Ratio	3.00%	3.00%	3.05%	2.82%	2.95%
Asia (4)	$223	$207	$195	$190	$191	$18.1
Ratio	1.14%	1.10%	1.05%	1.07%	1.06%

Citi Holdings - Consumer (2) (5)	$2,708	$2,204	$2,073	$1,698	$1,540	$58.4
Ratio	3.23%	2.79%	2.77%	2.88%	2.76%
International	$238	$111	$110	$91	$78	$4.2
Ratio	2.27%	1.22%	1.38%	1.86%	1.86%
North America (2) (5)	$2,470	$2,093	$1,963	$1,607	$1,462	$54.2
Ratio	3.37%	2.99%	2.94%	2.97%	2.84%
Other						$—

Total Citigroup (2) (5)	$5,412	$4,858	$4,639	$3,943	$3,674	$342.3
Ratio	1.43%	1.31%	1.27%	1.17%	1.08%

(1)         The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)         See footnote 3 on page 8.

(4)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(5)         The June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $17 million, $15 million, $14 million, $12 million and $12 million, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due(1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2014	2014	2014	2015	2015	2015

Citicorp (2)
Total	$2,815	$2,806	$2,688	$2,511	$2,387	$283.9
Ratio	0.96%	0.96%	0.93%	0.90%	0.84%

Retail Bank (2)
Total	$965	$912	$854	$845	$797	$149.8
Ratio	0.63%	0.60%	0.58%	0.58%	0.53%
North America (2)	$203	$213	$212	$203	$176	$48.8
Ratio	0.45%	0.46%	0.46%	0.43%	0.37%
Latin America	$344	$302	$290	$282	$266	$25.7
Ratio	1.18%	1.07%	1.11%	1.10%	1.04%
Asia (3)	$418	$397	$352	$360	$355	$75.3
Ratio	0.53%	0.51%	0.46%	0.48%	0.47%

Cards
Total	$1,850	$1,894	$1,834	$1,666	$1,590	$134.1
Ratio	1.32%	1.37%	1.29%	1.26%	1.19%
North America - Citi-Branded	$540	$566	$568	$497	$462	$64.5
Ratio	0.80%	0.85%	0.84%	0.78%	0.72%
North America - Retail Services	$683	$729	$748	$673	$652	$43.2
Ratio	1.58%	1.70%	1.61%	1.59%	1.51%
Latin America	$326	$322	$262	$247	$229	$8.3
Ratio	3.23%	3.29%	2.82%	2.91%	2.76%
Asia (3)	$301	$277	$256	$249	$247	$18.1
Ratio	1.54%	1.47%	1.38%	1.40%	1.36%

Citi Holdings - Consumer (2) (4)	$2,504	$2,156	$1,831	$1,339	$1,272	$58.4
Ratio	2.99%	2.73%	2.45%	2.27%	2.28%
International	$330	$178	$168	$142	$119	$4.2
Ratio	3.14%	1.96%	2.10%	2.90%	2.83%
North America (2) (4)	$2,174	$1,978	$1,663	$1,197	$1,153	$54.2
Ratio	2.97%	2.83%	2.49%	2.21%	2.24%
Other						$—

Total Citigroup (2) (4)	$5,319	$4,962	$4,519	$3,850	$3,659	$342.3
Ratio	1.41%	1.34%	1.24%	1.14%	1.08%

(1)                  The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                  The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)                  For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(4)                  The June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $17 million, $15 million, $14 million, $12 million and $12 million, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

TOTAL CITIGROUP

(In millions of dollars)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$18,923	$17,890	$16,915	$15,994	$14,598			$19,648	$15,994

Gross Credit (Losses)	(2,812)	(2,586)	(2,727)	(2,458)	(2,335)	5%	17%	(5,795)	(4,793)	17%
Gross Recoveries	623	489	479	501	415	(17)%	(33)%	1,167	916	(22)%
Net Credit (Losses) / Recoveries (NCLs)	(2,189)	(2,097)	(2,248)	(1,957)	(1,920)	2%	12%	(4,628)	(3,877)	16%
NCLs	2,189	2,097	2,248	1,957	1,920	(2)%	(12)%	4,628	3,877	(16)%
Net Reserve Builds / (Releases)	(521)	(492)	(306)	(91)	(199)	NM	62%	(1,081)	(290)	73%
Net Specific Reserve Builds / (Releases)	(89)	(30)	(61)	(111)	(206)	(86)%	NM	(175)	(317)	(81)%
Provision for Loan Losses	1,579	1,575	1,881	1,755	1,515	(14)%	(4)%	3,372	3,270	(3)%
Other (2) (3) (4) (5) (6) (7)	(423)	(453)	(554)	(1,194)	(118)	90%	72%	(502)	(1,312)
Allowance for Loan Losses at End of Period (1) (a)	$17,890	$16,915	$15,994	$14,598	$14,075			$17,890	$14,075

Allowance for Unfunded Lending Commitments (8) (a)	$1,176	$1,140	$1,063	$1,023	$973			$1,176	$973

Provision for Unfunded Lending Commitments	$(31)	$(30)	$(74)	$(37)	$(48)			$(58)	$(85)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$19,066	$18,055	$17,057	$15,621	$15,048			$19,066	$15,048

Total Allowance for Loan Losses as a Percentage of Total Loans (9)	2.70%	2.60%	2.50%	2.38%	2.25%

Allowance for Loan Losses at End of Period (1):
Citicorp	$12,139	$11,582	$11,142	$10,976	$10,672
Citi Holdings	5,751	5,333	4,852	3,622	3,403
Total Citigroup	$17,890	$16,915	$15,994	$14,598	$14,075

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(3)              The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale (HFS) of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to HFS of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(4)              The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(5)              The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(6)              The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to foreign currency translation.

(7)              The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to foreign currency translation.

(8)              Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)              June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 exclude $4.8 billion, $4.4 billion, $5.9 billion, $6.6 billion and $6.5 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

TOTAL CITIGROUP

(In millions of dollars)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$16,451	$15,520	$14,575	$13,605	$12,122			$17,064	$13,605

Net Credit Losses (NCLs)	(2,178)	(2,115)	(2,098)	(1,966)	(1,814)	8%	17%	(4,472)	(3,780)	15%
NCLs	2,178	2,115	2,098	1,966	1,814	(8)%	(17)%	4,472	3,780	(15)%
Net Reserve Builds / (Releases)	(495)	(393)	(399)	(191)	(158)	17%	68%	(954)	(349)	63%
Net Specific Reserve Builds / (Releases)	(14)	(117)	(39)	(114)	(87)	24%	NM	(90)	(201)	NM
Provision for Loan Losses	1,669	1,605	1,660	1,661	1,569	(6)%	(6)%	3,428	3,230	(6)%
Other (2) (3) (4) (5) (6) (7)	(422)	(435)	(532)	(1,178)	(128)	89%	70%	(500)	(1,306)	NM
Allowance for Loan Losses at End of Period (1) (a)	$15,520	$14,575	$13,605	$12,122	$11,749			$15,520	$11,749

Consumer Allowance for Unfunded Lending Commitments (8) (a)	$64	$55	$36	$32	$31			$64	$31

Provision for Unfunded Lending Commitments	$(3)	$(2)	$(15)	$(4)	$(1)			$(5)	$(5)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$15,584	$14,630	$13,641	$12,154	$11,780			$15,584	$11,780

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	4.04%	3.87%	3.68%	3.55%	3.43%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,472	$2,370	$2,340	$2,389	$2,476			$2,584	$2,389

Net Credit (Losses) / Recoveries (NCL’s)	(11)	18	(150)	9	(106)	NM	NM	(156)	(97)	38%
NCLs	11	(18)	150	(9)	106	NM	NM	156	97	(38)%
Net Reserve Builds / (Releases)	(26)	(99)	93	100	(41)	NM	(58)%	(127)	59	NM
Net Specific Reserve Builds / (Releases)	(75)	87	(22)	3	(119)	NM	(59)%	(85)	(116)	(36)%
Provision for Loan Losses	(90)	(30)	221	94	(54)	NM	40%	(56)	40	NM
Other (2)	(1)	(18)	(22)	(16)	10			(2)	(6)
Allowance for Loan Losses at End of Period (1) (b)	$2,370	$2,340	$2,389	$2,476	$2,326			$2,370	$2,326

Corporate Allowance for Unfunded Lending Commitments (8) (b)	$1,112	$1,085	$1,027	$991	$942			$1,112	$942

Provision for Unfunded Lending Commitments	$(28)	$(28)	$(59)	$(33)	$(47)			$(53)	$(80)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,482	$3,425	$3,416	$3,467	$3,268			$3,482	$3,268

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.85%	0.86%	0.89%	0.91%	0.82%

Footnotes to these tables are on the following page (page 34).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3

TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 33).

(1)               Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)               Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(3)               The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale (HFS) of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to HFS of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(4)               The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(5)               The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(6)               The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to foreign currency translation.

(7)               The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to foreign currency translation.

(8)               Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)               June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 exclude $46 million, $45 million, $43 million, $38 million and $39 million, respectively, of loans which are carried at fair value.

(10)        June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 exclude $4.8 billion, $4.4 billion, $5.9 billion, $6.5 billion and $6.5 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1

CITICORP

(In millions of dollars)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)

Citicorp
Net Credit Losses	$1,747	$1,692	$1,831	$1,549	$1,662	7%	(5)%	$3,613	$3,211	(11)%
Credit Reserve Build / (Release)	(398)	(387)	(153)	(6)	(235)	NM	41%	(698)	(241)	65%
Global Consumer Banking
Net Credit Losses	1,738	1,680	1,710	1,551	1,579	2%	(9)%	3,470	3,130	(10)%
Credit Reserve Build / (Release)	(302)	(379)	(254)	(113)	(103)	9%	66%	(515)	(216)	58%
North America Regional Consumer Banking
Net Credit Losses	1,072	1,019	1,013	961	1,000	4%	(7)%	2,174	1,961	(10)%
Credit Reserve Build / (Release)	(397)	(341)	(233)	(100)	(109)	(9)%	73%	(668)	(209)	69%
Retail Banking
Net Credit Losses	37	36	36	36	40	11%	8%	71	76	7%
Credit Reserve Build / (Release)	(28)	(11)	28	18	(6)	NM	79%	(32)	12	NM
Citi-Branded Cards
Net Credit Losses	570	526	514	492	503	2%	(12)%	1,157	995	(14)%
Credit Reserve Build / (Release)	(223)	(212)	(220)	(119)	(74)	38%	67%	(411)	(193)	53%
Citi Retail Services
Net Credit Losses	465	457	463	433	457	6%	(2)%	946	890	(6)%
Credit Reserve Build / (Release)	(146)	(118)	(41)	1	(29)	NM	80%	(225)	(28)	88%
Latin America Regional Consumer Banking
Net Credit Losses	454	460	511	417	392	(6)%	(14)%	890	809	(9)%
Credit Reserve Build / (Release)	109	(4)	(36)	22	7	(68)%	(94)%	160	29	(82)%
Retail Banking
Net Credit Losses	211	210	278	188	196	4%	(7)%	419	384	(8)%
Credit Reserve Build / (Release)	16	2	(37)	24	4	(83)%	(75)%	22	28	27%
Citi-Branded Cards
Net Credit Losses	243	250	233	229	196	(14)%	(19)%	471	425	(10)%
Credit Reserve Build / (Release)	93	(6)	1	(2)	3	NM	(97)%	138	1	(99)%
Asia Regional Consumer Banking (1)
Net Credit Losses	212	201	186	173	187	8%	(12)%	406	360	(11)%
Credit Reserve Build / (Release)	(14)	(34)	15	(35)	(1)	97%	93%	(7)	(36)	NM
Retail Banking
Net Credit Losses	83	79	74	70	79	13%	(5)%	163	149	(9)%
Credit Reserve Build / (Release)	(7)	(25)	—	(14)	4	NM	NM	6	(10)	NM
Citi-Branded Cards
Net Credit Losses	129	122	112	103	108	5%	(16)%	243	211	(13)%
Credit Reserve Build / (Release)	(7)	(9)	15	(21)	(5)	76%	29%	(13)	(26)	(100)%

Institutional Clients Group (ICG)
Net Credit Losses	9	12	121	(2)	83	NM	NM	143	81	(43)%
Credit Reserve Build / (Release)	(96)	(8)	101	107	(132)	NM	(38)%	(183)	(25)	86%

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,349	$1,305	$1,678	$1,543	$1,427	(8)%	6%	$2,915	$2,970	2%

(1)   For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2

CITI HOLDINGS / TOTAL CITIGROUP

(In millions of dollars)

						2Q15 Increase		Six	Six	YTD 2015 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2014	2015	2015	1Q15	2Q14	2014	2015	(Decrease)
Citi Holdings
Net Credit Losses (1)	$442	$405	$417	$408	$258	(37)%	(42)%	$1,015	$666	(34)%
Credit Reserve Build / (Release) (2)	(212)	(135)	(214)	(196)	(170)	13%	20%	(558)	(366)	34%

Total Citi Holdings Provision for Loan Losses	$230	$270	$203	$212	$88	(58)%	(62)%	$457	$300	(34)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,349	$1,305	$1,678	$1,543	$1,427	(8)%	6%	$2,915	$2,970	2%

Total Citigroup Provision for Loan Losses	$1,579	$1,575	$1,881	$1,755	$1,515	(14)%	(4)%	$3,372	$3,270	(3)%

(1)         See footnote 1 on page 23

(2)         See footnote 2 on page 23

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1

TOTAL CITIGROUP

(In millions of dollars)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$367	$365	$321	$347	$467	35%	27%
EMEA	363	322	267	287	322	12%	(11)%
Latin America	288	481	416	376	224	(40)%	(22)%
Asia	200	182	179	151	145	(4)%	(28)%
Total	$1,218	$1,350	$1,183	$1,161	$1,158	4%	(5)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$4,915	$4,546	$4,412	$4,192	$3,934	(6)%	(20)%
Latin America	1,386	1,364	1,188	1,086	1,034	(5)%	(25)%
Asia (4)	415	362	324	315	311	(1)%	(25)%
Total	$6,716	$6,272	$5,924	$5,593	$5,279	(6)%	(21)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$23	$20	$31	$28	$23	(18)%	—
Global Consumer Banking	52	46	45	54	57	6%	10%
Citi Holdings	306	296	168	172	159	(8)%	(48)%
Corporate/Other	20	20	16	21	7	(67)%	(65)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$401	$382	$260	$275	$246	(11)%	(39)%

OREO By Region:
North America	$293	$303	$195	$221	$190	(14)%	(35)%
EMEA	44	18	8	1	1	—	(98)%
Latin America	49	49	47	48	50	4%	2%
Asia	15	12	10	5	5	—	(67)%
Total	$401	$382	$260	$275	$246	(11)%	(39)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,218	$1,350	$1,183	$1,161	$1,158	—	(5)%
Consumer Non-Accrual Loans	6,716	6,272	5,924	5,593	5,279	(6)%	(21)%
Non-Accrual Loans (NAL)	7,934	7,622	7,107	6,754	6,437	(5)%	(19)%
OREO	401	382	260	275	246	(11)%	(39)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$8,335	$8,004	$7,367	$7,029	$6,683	(5)%	(20)%

NAL as a % of Total Loans	1.19%	1.17%	1.10%	1.09%	1.02%
NAA as a % of Total Assets	0.44%	0.43%	0.40%	0.38%	0.37%

Allowance for Loan Losses as a % of NAL	225%	222%	225%	216%	219%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         The first and second quarters of 2015 reflect the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.

(3)         Excludes SOP 3-03 purchased distressed loans.

(4)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(5)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2

CITICORP

(In millions of dollars)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$352	$353	$307	$334	$455	36%	29%
EMEA	319	281	228	250	281	12%	(12)%
Latin America	287	480	415	375	223	(41)%	(22)%
Asia	193	176	176	149	144	(3)%	(25)%
Total	$1,151	$1,290	$1,126	$1,108	$1,103	—	(4)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$429	$440	$465	$351	$374	7%	(13)%
Latin America	1,335	1,311	1,134	1,043	998	(4)%	(25)%
Asia (4)	312	317	286	287	285	(1)%	(9)%
Total	$2,076	$2,068	$1,885	$1,681	$1,657	(1)%	(20)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$23	$20	$31	$28	$23	(18)%	—
Global Consumer Banking	52	46	45	54	57	6%	10%
Corporate/Other	20	20	16	21	7	(67)%	(65)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$95	$86	$92	$103	$87	(16)%	(8)%

OREO By Region:
North America	$22	$24	$35	$54	$35	(35)%	59%
EMEA	16	6	6	1	1	—	(94)%
Latin America	42	44	41	43	46	7%	10%
Asia	15	12	10	5	5	—	(67)%
Total	$95	$86	$92	$103	$87	(16)%	(8)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,151	$1,290	$1,126	$1,108	$1,103	—	(4)%
Consumer Non-Accrual Loans	2,076	2,068	1,885	1,681	1,657	(1)%	(20)%
Non-Accrual Loans (NAL)	3,227	3,358	3,011	2,789	2,760	(1)%	(14)%
OREO	95	86	92	103	87	(16)%	(8)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,322	$3,444	$3,103	$2,892	$2,847	(2)%	(14)%

NAA as a % of Total Assets	0.19%	0.20%	0.18%	0.17%	0.17%

Allowance for Loan Losses as a % of NAL	376%	345%	370%	394%	387%

See Notes (1) - (6) on page 37.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3

CITI HOLDINGS

(In millions of dollars)

						2Q15 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2014	2014	2014	2015	2015	1Q15	2Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$15	$12	$14	$13	$12	(8)%	(20)%
EMEA	44	41	39	37	41	11%	(7)%
Latin America	1	1	1	1	1	—	—
Asia	7	6	3	2	1	(50)%	(86)%
Total	$67	$60	$57	$53	$55	4%	(18)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$4,486	$4,106	$3,947	$3,841	$3,560	(7)%	(21)%
Latin America	51	53	54	43	36	(16)%	(29)%
Asia (4)	103	45	38	28	26	(7)%	(75)%
Total	$4,640	$4,204	$4,039	$3,912	$3,622	(7)%	(22)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (5):
North America	$271	$279	$160	$167	$155	(7)%	(43)%
EMEA	28	12	2	—	—	—	(100)%
Latin America	7	5	6	5	4	(20)%	(43)%
Asia	—	—	—	—	—	—	—
Total	$306	$296	$168	$172	$159	(8)%	(48)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$67	$60	$57	$53	$55	4%	(18)%
Consumer Non-Accrual Loans	4,640	4,204	4,039	3,912	3,622	(7)%	(22)%
Non-Accrual Loans (NAL)	4,707	4,264	4,096	3,965	3,677	(7)%	(22)%
OREO	306	296	168	172	159	(8)%	(48)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$5,013	$4,560	$4,264	$4,137	$3,836	(7)%	(23)%

NAA as a % of Total Assets	3.39%	3.33%	3.31%	3.39%	3.31%

Allowance for Loan Losses as a % of NAL	122%	125%	118%	91%	93%

See Notes (1) - (6) on page 37.

Reclassified to conform to the current period’s presentation.

CITIGROUP

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions of dollars, except per share amounts and ratios)

Tangible Common Equity and Tangible Book Value Per Share

Tangible Common Equity (TCE) and Tangible Book Value Per Share are non-GAAP financial measures.  A reconciliation of TCE and Tangible Book Value Per Share to reported results follows:

	June 30,	September 30,	December 31,	March 31,	June 30,
	2014	2014	2014	2015	2015(1)

Tangible Book Value Per Share (on page 1):

Common Equity	$202,048	$202,960	$199,717	$202,652	$205,472
Less:
Goodwill	25,087	24,500	23,592	23,150	23,012
Intangible assets (other than MSRs)	4,702	4,525	4,566	4,244	4,071

Goodwill related to assets held-for-sale	116	—	71	174	122

Intangible assets (other than MSRs) related to assets held-for-sale	—	—	—	123	152

Tangible Common Equity (TCE)	$172,143	$173,935	$171,488	$174,961	$178,115
Common Shares Outstanding (CSO)	3,031.8	3,029.5	3,023.9	3,034.1	3,009.8
Tangible Book Value Per Share (TCE/CSO)	$56.78	$57.41	$56.71	$57.66	$59.18

	June 30,	September 30,	December 31,	March 31,	June 30,
	2014	2014	2014	2015	2015(1)

Common Equity Tier 1 Capital Ratio and Components
Citigroup Common Stockholders’ Equity(2)	$202,165	$203,077	$199,841	$202,782	$205,610
Add: Qualifying noncontrolling interests	183	172	165	146	146
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(1,007)	(979)	(909)	(823)	(731)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	116	193	279	332	474
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	24,465	23,678	22,805	22,448	22,312
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,506	4,307	4,373	4,184	4,153
Defined benefit pension plan net assets	1,066	1,179	936	897	815
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	25,139	24,654	23,626	23,190	23,760
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	12,725	11,670	12,299	10,755	9,538

Common Equity Tier 1 Capital (CET1)	$135,338	$138,547	$136,597	$141,945	$145,435

Risk-Weighted Assets (RWA)	$1,280,845	$1,301,660	$1,292,605	$1,283,758	$1,279,405

Common Equity Tier 1 Capital Ratio (CET1/RWA)	10.57%	10.64%	10.57%	11.06%	11.4%

(1)      Preliminary.

(2)      Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)      Citi’s Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)      The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital.

(5)      Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)      Aside from MSRs, reflects other DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.  At June 30, 2015 and March 31, 2015, the deduction related only to DTAs arising from temporary differences.

Reclassified to conform to the current period’s presentation.